AGREEMENT AND PLAN OF MERGER,


                               Dated January 20, 1997,


                                        among


                                  US DIAGNOSTIC INC.
                                       ("USD"),
                                        ----


                             MDI ACQUISITION CORPORATION
                                   ("ACQUISITION"),
                                    -------------


                              MEDICAL DIAGNOSTICS, INC.
                                       ("MDI"),
                                        ----


                                         and


                              ADVANCED NMR SYSTEMS, INC.
                                   ("STOCKHOLDER").
                                    ------------

                                  TABLE OF CONTENTS
                                 --------------------
                                                                         Page
                                                                         ----

        ARTICLE I   Definitions . . . . . . . . . . . . . . . . . . . . .   1

        ARTICLE II  The Merger  . . . . . . . . . . . . . . . . . . . . .   4
             2.1    The Merger  . . . . . . . . . . . . . . . . . . . . .   4
             2.2    Closing; Effective Time of the Merger . . . . . . . .   4
             2.3    Effects of the Merger . . . . . . . . . . . . . . . .   4
             2.4    Certificate of Incorporation and Bylaws . . . . . . .   4
             2.5    Directors and Officers  . . . . . . . . . . . . . . .   4
             2.6    Effect on Capital Stock . . . . . . . . . . . . . . .   4
             2.7    Conversion of Shares  . . . . . . . . . . . . . . . .   5

        ARTICLE III    Representations and Warranties of USD  . . . . . .   5
             3.1    Organization; Authority . . . . . . . . . . . . . . .   5
             3.2    Authorization; Enforceability . . . . . . . . . . . .   5
             3.3    No Violation or Conflict  . . . . . . . . . . . . . .   6
             3.4    Consent of Governmental Authorities . . . . . . . . .   6
             3.5    Legal Proceedings . . . . . . . . . . . . . . . . . .   6
             3.6    Brokers . . . . . . . . . . . . . . . . . . . . . . .   6
             3.7    Absence of Material Adverse Changes . . . . . . . . .   6

        ARTICLE IV  Representations and Warranties of Stockholder . . . .   7
             4.1    Organization; Authority; Foreign Qualification  . . .   7
             4.2    Authorization; Enforceability . . . . . . . . . . . .   7
             4.3    No Violation or Conflict  . . . . . . . . . . . . . .   7
             4.4    Consent of Governmental Authorities . . . . . . . . .   7
             4.5    Health Care Providers . . . . . . . . . . . . . . . .   8
             4.6    Financial Statements  . . . . . . . . . . . . . . . .   8
             4.7    Compliance with Laws  . . . . . . . . . . . . . . . .   8
             4.8    Legal Proceedings . . . . . . . . . . . . . . . . . .   8
             4.9    Brokers . . . . . . . . . . . . . . . . . . . . . . .   9
             4.10   Absence of Material Adverse Changes . . . . . . . . .   9
             4.11   Transactions with Affiliates  . . . . . . . . . . . .   9
             4.12   Capitalization  . . . . . . . . . . . . . . . . . . .   9
             4.13   Rights, Warrants, Options . . . . . . . . . . . . . .  10
             4.14   Properties  . . . . . . . . . . . . . . . . . . . . .  10
             4.15   Governmental Authorizations . . . . . . . . . . . . .  11
             4.16   Insurance . . . . . . . . . . . . . . . . . . . . . .  11
             4.17   Employment Matters  . . . . . . . . . . . . . . . . .  12
             4.18   Material Agreements . . . . . . . . . . . . . . . . .  13
             4.19   List of Accounts  . . . . . . . . . . . . . . . . . .  13
             4.20   Major Customers . . . . . . . . . . . . . . . . . . .  13
             4.21   Taxes . . . . . . . . . . . . . . . . . . . . . . . .  14
             4.22   Guarantees; Powers of Attorney  . . . . . . . . . . .  14
             4.23   Environmental Matters . . . . . . . . . . . . . . . .  14
             4.24   1995 Merger Agreement . . . . . . . . . . . . . . . .  15
             4.25   Disclosure  . . . . . . . . . . . . . . . . . . . . .  15

        ARTICLE V   Covenants . . . . . . . . . . . . . . . . . . . . . .  16
             5.1    Interim Operations of MDI . . . . . . . . . . . . . .  16
             5.2    Access  . . . . . . . . . . . . . . . . . . . . . . .  17
             5.3    Confidentiality . . . . . . . . . . . . . . . . . . .  17
             5.4    Notification  . . . . . . . . . . . . . . . . . . . .  17
             5.5    Consent of Governmental Authorities and Others  . . .  18
             5.6    Acquisition Proposals; No Solicitation  . . . . . . .  18
             5.7    Best Efforts  . . . . . . . . . . . . . . . . . . . .  18
             5.8    Publicity . . . . . . . . . . . . . . . . . . . . . .  19
             5.9    Sale  or Assignment  of Interest in MVA,  MDI Rehab,
                    Middlesex and Faulkner  . . . . . . . . . . . . . . .  19
             5.10   Termination  of MDI's  Obligations  under Employment
                    Agreements  . . . . . . . . . . . . . . . . . . . . .  19
             5.11   Release of Stockholder Guarantees . . . . . . . . . .  19
             5.12   Intercompany Receivables  . . . . . . . . . . . . . .  19
             5.13   Lease Arrangements  . . . . . . . . . . . . . . . . .  19
             5.14   MMIV Escrow.  . . . . . . . . . . . . . . . . . . . .  19

        ARTICLE VI  Additional Agreements . . . . . . . . . . . . . . . .  20
             6.1    Employees and Benefit Plans . . . . . . . . . . . . .  20
             6.2    Investigation; Notices  . . . . . . . . . . . . . . .  20
             6.3    Survival   of   the   Representations,   Warranties,
                    Covenants and Agreements  . . . . . . . . . . . . . .  20
             6.4    Indemnification . . . . . . . . . . . . . . . . . . .  20
             6.5    General Release . . . . . . . . . . . . . . . . . . .  22
             6.6    Assignment  of  Rights  of  Stockholder  Under  1995
                    Acquisition Agreement . . . . . . . . . . . . . . . .  22
             6.7    Discharge of Bank Debt  . . . . . . . . . . . . . . .  22
             6.8    Blocked Account, Pledge and Security Agreement  . . .  22
             6.9    Restrictive Covenants . . . . . . . . . . . . . . . .  22
             6.10   Tax Matters . . . . . . . . . . . . . . . . . . . . .  24
             6.11   Other Indemnifications  . . . . . . . . . . . . . . .  25

        ARTICLE VII    Closing; Conditions Precedent; Termination . . . .  27
             7.1    Closing . . . . . . . . . . . . . . . . . . . . . . .  27
             7.2    Mutual Conditions Precedent . . . . . . . . . . . . .  27
             7.3    Conditions Precedent to the Obligations of USD  . . .  28
             7.4    Conditions   Precedent   to   the   Obligations   of
                    Stockholder and MDI . . . . . . . . . . . . . . . . .  29
             7.5    Termination . . . . . . . . . . . . . . . . . . . . .  30

        ARTICLE VIII   Miscellaneous  . . . . . . . . . . . . . . . . . .  30
             8.1    Notices . . . . . . . . . . . . . . . . . . . . . . .  30
             8.2    Entire Agreement  . . . . . . . . . . . . . . . . . .  31
             8.3    Assignment  . . . . . . . . . . . . . . . . . . . . .  31
             8.4    Waiver and Amendment  . . . . . . . . . . . . . . . .  31
             8.5    No Third Party Beneficiary  . . . . . . . . . . . . .  31
             8.6    Severability  . . . . . . . . . . . . . . . . . . . .  31
             8.7    Expenses; Termination Fee . . . . . . . . . . . . . .  31
             8.8    Headings  . . . . . . . . . . . . . . . . . . . . . .  32
             8.9    Counterparts  . . . . . . . . . . . . . . . . . . . .  32
             8.10   Litigation; Prevailing Party  . . . . . . . . . . . .  32
             8.11   Injunctive Relief . . . . . . . . . . . . . . . . . .  32
             8.12   Governing Law . . . . . . . . . . . . . . . . . . . .  32
             8.13   Jurisdiction and Venue  . . . . . . . . . . . . . . .  32
             8.14   Obligations of MDI  . . . . . . . . . . . . . . . . .  33

                                      SCHEDULES
                                      ---------


                  3.4       Consent of Governmental Authorities
                  3.6       Brokers
                  4.1       Foreign Qualification
                  4.3       Material Agreements
                  4.4       Consent of Governmental Authorities
                  4.6       Financial Statements
                  4.8       Legal Proceedings
                  4.8A      Material Legal Proceedings
                  4.8B      Claims of Officers and Directors
                  4.9       Brokers
                  4.10      Absence of Material Adverse Changes
                  4.11      Transactions with Affiliates
                  4.12      Capitalization
                  4.14(a)   Real and Tangible Personal Property
                  4.14(b)   Intellectual Property Rights
                  4.15      Governmental Authorizations
                  4.16      Insurance
                  4.17(c)   Employment Agreements
                  4.17(d)   Employee Benefit Plans
                  4.18      Material Agreements
                  4.19      List of Accounts
                  4.20      Major Customers
                  4.21      Taxes
                  4.22      Guaranties; Powers of Attorney
                  4.23      Environmental Matters
                  4.24      1995 Merger Agreement
                  5.1       Pre-Closing Matters
                  5.11      Release of Stockholder Guaranties
                  6.5       General Release


                                       EXHIBITS
                                       --------


                  A         Certificate of Merger
                  B         MVA Agreement
                  C         Faulkner Agreement
                  D         Blocked Account, Pledge and Security Agreement
                  E         Opinion of Stockholder's Counsel
                  F         Auditor's Comfort Letter
                  G         Opinion of USD's Counsel

                             AGREEMENT AND PLAN OF MERGER
                             ----------------------------


               This Agreement and Plan of Merger is entered into as of January 20, 1997, among ADVANCED NMR SYSTEMS, INC., a Delaware corporation ("Stockholder"), MEDICAL DIAGNOSTICS, INC., a
                       ---------
          Delaware corporation which is wholly owned by Stockholder ("MDI"), US DIAGNOSTIC INC., a Delaware corporation ("USD"), and
            --
          MDI ACQUISITION CORPORATION, a Delaware corporation which is wholly-owned by USD ("Acquisition").
                                -----------


                                PRELIMINARY STATEMENT
                                ----------------------

               MDI is engaged in the business of owning and operating diagnostic imaging centers in Massachusetts, New York, Tennessee, West Virginia and Virginia and USD desires to acquire such business through the merger of Acquisition with and into MDI.
          MDI and USD believe that the mutual best interests of MDI and USD and their respective shareholders will be served by the merger of Acquisition with and into MDI upon the terms and subject to the conditions of this Agreement.



                                      AGREEMENT
                                      ----------

               In consideration of the preliminary statement and the respective covenants, representations and warranties contained in this Agreement, the parties agree as set forth below.


                                      ARTICLE I

                                     DEFINITIONS
                                     ------------

             In addition to terms defined elsewhere in this Agreement, the following terms when used in this Agreement shall have the meanings indicated below:

             "Acquisition Common Stock" means the common stock of Acquisition,
              ------------------------
        par value $.01 per share.

             "Acquisition Transaction" has the meaning specified in Section
              -----------------------
        5.6 of this Agreement.

             "Affiliate" has the meaning specified in Rule 144 promulgated by
             ---------
        the Commission under the Securities Act.

             "Affiliated Group" means an affiliated group as defined in
              ---------------
        Section 1504 of the Code (or any analogous combined, consolidated or unitary group defined under state, local or foreign income Tax law) of which MDI or any of its Subsidiaries is or has been a member.

             "Agreement" means this Agreement and Plan of Merger together with
              --------
        all exhibits and schedules referred to herein.

             "Assumed Employees" has the meaning specified in Section 5.10 of
              -----------------                               -----------
        this Agreement.

             "Assumed Employee Claims" has the meaning specified in Section
              ----------------------                                -------
        6.11 of this Agreement.
        ----

             "Basket Limitation" has the meaning specified in Section 6.4 of
              -----------------                              ------------
        this Agreement.

             "Cap Limitation" has the meaning specified in Section 6.4 of this
              --------------                               -----------
        Agreement.

             "Certificate of Merger" has the meaning set forth in Section 2.2
              ---------------------                               -----------
        of this Agreement.

             "Chase" has the meaning set forth in Section 2.6 of this
              -----                               -----------
        Agreement.

             "Closing" has the meaning specified in Section 2.2 of this
              -------                               -----------
        Agreement.

             "Closing Date" has the meaning specified in Section 2.2 of this
              ------------                               -----------
        Agreement.

             "Code" means the Internal Revenue Code of 1986, as amended.
              ----

             "Commission" means the Securities and Exchange Commission.
              ----------

             "Covenant Period" has the meaning specified in Section 6.9 of
              ---------------                               -----------
        this Agreement.

             "Delaware GCL" means the General Corporation Law of the State of
              ------------
        Delaware.

             "Effective Time" shall have the meaning set forth in Section 2.2
              --------------                                      -----------
        of this Agreement.


             "Environmental Laws" has the meaning specified in Section 4.23 of
              ------------------                               ------------
        this Agreement.

             "Environmental Permits" has the meaning specified in Section 4.23
              ---------------------                               -----------
        of this Agreement.

             "ERISA" has the meaning specified in Section 4.17 of this
              -----                               ------------
        Agreement.

             "Exchange Act" means the Securities Exchange Act of 1934, as
              ------------
        amended, and the rules and regulations promulgated thereunder.

              "Faulkner" has the meaning set forth in Section 5.9 of this
              --------                               -----------
        Agreement.

             "Financial Statements" means MDI's audited consolidated balance
              --------------------
        sheet and the related audited consolidated statements of operations, stockholders' equity and cash flow as at and for the year ended September 30, 1996.

             "Guaranty" means, as to any Person, any contract, agreement or
              --------
        understanding of such Person pursuant to which such Person guarantees the indebtedness, liabilities or obligations of others, directly or indirectly, in any manner, including agreements to purchase such indebtedness, liabilities or obligations, or to supply funds to or in any manner invest in others, or to otherwise assure the holder of such indebtedness, liabilities or obligations against loss.

             "Hazardous Substances" has the meaning specified in Section 4.23
              --------------------                               -------------
        of this Agreement.

             "HSR Act" means the Hart-Scott-Rodino Antitrust Improvements Act
              -------
        of 1976, as amended, and the rules and regulations promulgated thereunder.

             "Knowledge" or "known" means, with respect to any representation
              ---------      -----
        or warranty or other statement in this Agreement qualified by the knowledge of any party, that such party has made a diligent investigation as to the matters that are the subject of such representation, warranty or other statement. Where reference is made to the knowledge of Stockholder, MDI or USD, such reference shall mean the actual knowledge of the executive officers of Stockholder, MDI or USD, as the case may be, all having conducted the diligent investigation contemplated by this definition.

             "Licenses" has the meaning specified in Section 4.15 of this
              --------                              -----------
        Agreement.

             "Losses" has the meaning specified in Section 6.4 of this
              ------                               -----------
        Agreement.

             "Lynch Litigation" has the meaning specified in Section 6.11 of
              ----------------                               -----------
        this Agreement.

             "Material Agreements" has the meaning specified in Section 4.18
              -------------------                              ------------
        of this Agreement.

             "MDI Common Stock" means the common stock of MDI, par value $.01
              ----------------
        per share.

             "MDI Intellectual Property" has the meaning specified in Section
              -------------------------                              --------
         4.14(b) of this Agreement.
         ------

             "MDI Plans" has the meaning specified in Section 4.17 of this
              ---------                               ------------
        Agreement.

             "MDI Rehab" has the meaning specified in Section 5.9 of this
              ---------                               -----------
        Agreement.

             "Merger" has the meaning specified in Article II of this
              -------
        Agreement.

             "Merger Consideration" has the meaning set forth in Section 2.6
              --------------------                               -----------
        of this Agreement.

             "Middlesex" has the meaning specified in Section 5.9 of this
              ---------                               -----------
        Agreement.

             "MMIV" has the meaning specified in Section 6.11 of this
              ----                               ------------
        Agreement.

             "MVA" has the meaning set forth in Section 5.9 of this Agreement.
              ---                               -----------

             "Pension Plan" has the meaning specified in Section 4.17 of this
              ------------                               ------------
        Agreement.

             "Person" means any natural person, corporation, unincorporated
              ------
        organization, partnership, association, joint stock company, joint venture, trust or government, or any agency or political subdivision of any government, or any other entity.

             "Raytel" means Raytel Corporation, Raytel Medical Corporation and
              -----
        their respective Affiliates.


             "Raytel Litigation" has the meaning specified in Section 6.11 of
              -----------------                               ------------
        this Agreement.

             "Securities Act" means the Securities Act of 1933, as amended,
              --------------
        and the rules and regulations promulgated thereunder.

             "Subsidiary" of any Person means any Person, whether or not
              ---------
        capitalized, in which such Person owns, directly or indirectly, an equity interest of 50% or more, or any Person which may be controlled, directly or indirectly, by such Person, whether through the ownership of voting securities, by contract, or otherwise.

             "Surviving Corporation" has the meaning set forth in Section 2.1
              ----------------------                              -----------
        of this Agreement.

             "Symbols" has the meaning set forth in Section 6.9 of this
              ------                                -----------
        Agreement.

             "Tax Returns" means returns, declarations, reports, claims for
              -----------
        refund, information returns or other documents (including any related or supporting schedules, statements or information) filed or required to be filed in connection with the determination, assessment or collection of any Taxes of any party or the administration of any laws, regulations or administrative requirements relating to any Taxes.

             "Taxes" has the meaning specified in Section 4.21 of this
              -----                               -------------
        Agreement.

             "Termination Date" has the meaning specified in Section 7.5 of
              ----------------                               -----------
        this Agreement.

             "Welfare Plan" has the meaning specified in Section 4.17 of this
              ------------                               -------------
        Agreement.

                                      ARTICLE II

                                      THE MERGER
                                      ----------

             2.1  THE MERGER.  Upon the terms and subject to the conditions
                  ----------
        set forth in this Agreement, and in accordance with the Delaware GCL, at the Effective Time, Acquisition shall be merged (the "Merger") with
                                                                ------
        and into MDI. At the Effective Time, the separate corporate existence of Acquisition shall cease, and MDI shall continue as the surviving corporation of the Merger under the laws of the State of Delaware (the "Surviving Corporation") under its present name. The corporate
        ---------------------
        existence of USD and of Stockholder shall not be affected by the Merger.

             2.2  CLOSING; EFFECTIVE TIME OF THE MERGER.  Unless this
                  -------------------------------------
        Agreement is terminated in accordance with its terms, the consummation of the transactions contemplated by this Agreement (the "Closing")
                                                                -------
        shall take place at the offices of USD as soon as practicable, and in any event within three days, after the satisfaction or waiver of the conditions precedent to the obligations of the parties set forth in
        Article VII (the "Closing Date"), or on such other date and at such
                          ------------
        other place as may be agreed to by the parties. On the Closing Date, the parties hereto shall cause the Merger to be consummated by filing a certificate of merger, substantially in the form set forth as Exhibit A (the "Certificate of Merger"), with the Secretary of State
        ---------       ---------------------
        of the State of Delaware, in such form as required by, and executed in accordance with the relevant provisions of, the Delaware GCL (the date and time of the filing of the Certificate of Merger with the Secretary of State of the State of Delaware (or such later time as is specified in the Certificate of Merger) being the "Effective Time").
                                                --------------


             2.3  EFFECTS OF THE MERGER.  From and after the Effective Time,
                  ---------------------
        the Merger shall have the effects set forth under the applicable provisions of the Delaware GCL.

             2.4  CERTIFICATE OF INCORPORATION AND BYLAWS.
                  ---------------------------------------

                  (a)  CERTIFICATE OF INCORPORATION.  At the Effective Time,
                       ----------------------------
        and until thereafter amended or repealed in accordance with their terms and as provided by law, the Certificate of Incorporation of the Surviving Corporation shall be the Certificate of Incorporation of MDI, as in effect immediately prior to the Effective Time.

                  (b)  BYLAWS.  At the Effective Time, the Bylaws of the
                       ------
        Surviving Corporation shall be the Bylaws of MDI, as in effect immediately prior to the Effective Time, until thereafter amended or repealed in accordance with their terms and the Certificate of Incorporation of the Surviving Corporation and as provided by law.

             2.5  DIRECTORS AND OFFICERS.  The directors of Acquisition
                  ----------------------
        immediately prior to the Effective Time shall be the directors of the Surviving Corporation, each to hold office in accordance with the Certificate of Incorporation and Bylaws of the Surviving Corporation, and the officers of Acquisition immediately prior to the Effective Time shall be the officers of the Surviving Corporation, in each case until their respective successors are duly elected or appointed, as the case may be, and qualified.

             2.6  EFFECT ON CAPITAL STOCK.  At the Effective Time, by virtue
                  -----------------------
        of the Merger and without any action on the part of the holders of shares of MDI Common Stock or any shares of capital stock of
        Acquisition:

                  (a)  COMMON STOCK OF ACQUISITION.  Each share of Acquisition
                       ---------------------------
        Common Stock issued and outstanding immediately prior to the Effective Time shall be converted into one share of validly issued, fully paid and nonassessable common stock of the Surviving Corporation, which shall be all of the issued and outstanding capital stock of the Surviving Corporation as of the Effective Time.

                  (b)  CONVERSION OF MDI COMMON STOCK.  All of the outstanding
                       ------------------------------
        shares of MDI Common Stock shall be converted at the Effective Time into the right of the record holder thereof to receive cash from USD in an aggregate amount equal to Twenty-Two Million Dollars ($22,000,000) (the "Merger Consideration"); and the Merger
                      --------------------
        Consideration shall be paid at the Effective Time as follows: (i) USD shall deliver, by wire transfer, to Chase Manhattan Bank N.A. ("Chase"), on behalf of Stockholder and MDI, an amount sufficient to
          -----
        fully satisfy all of MDI's and its Subsidiaries' obligations to Chase; and (ii) USD shall deliver, by wire transfer, to the record holder of the MDI Common Stock at the Effective Time the remainder of the Merger Consideration. Subject to the terms set forth above in this Section
                                                                     -------
         2.6(b), each issued and outstanding share of MDI Common Stock shall
        -------
        be converted at the Effective Time into the right to receive from USD a number of dollars equal to a fraction, the numerator of which is equal to the Merger Consideration (less amounts paid to Chase), and the denominator of which is equal to the number of issued and outstanding shares of MDI Common Stock at the Effective Time, all payable as set forth above in this Section 2.6(b).
                                           --------------


                  (c)  CANCELLATION AND RETIREMENT OF MDI COMMON STOCK.  As of
                       -----------------------------------------------
        the Effective Time, each issued and outstanding share of MDI Common Stock shall automatically be cancelled and retired and shall cease to exist, and the sole holder of certificate(s) representing any such shares of MDI Common Stock shall cease to have any rights with respect thereto, except the right to receive the Merger Consideration upon surrender of such certificate(s) in accordance with Section 2.7.
                                                         -----------

             2.7  CONVERSION OF SHARES.
                  --------------------

                  (a)  CONVERSION PROCEDURES.  At the Effective Time, the sole
                       ---------------------
        holder of outstanding certificate(s) which prior thereto represented shares of MDI Common Stock shall, upon surrender to USD of such certificate(s), be entitled to the amount of cash specified in Section
                                                                       -------
        2.6.
        ----

                  (b)  NO FURTHER OWNERSHIP RIGHTS IN MDI COMMON STOCK.  The
                       ------------------------------------------------
        Merger Consideration paid upon the surrender of certificate(s) representing shares of MDI Common Stock in accordance with the terms of this Article II shall constitute full satisfaction of all rights pertaining to the shares of MDI Common Stock theretofore represented by such certificates.


                                     ARTICLE III

                        REPRESENTATIONS AND WARRANTIES OF USD
                        -------------------------------------

             In order to induce Stockholder to enter into this Agreement and to consummate the transactions contemplated hereby, USD makes the representations and warranties set forth below to Stockholder.

             3.1  ORGANIZATION; AUTHORITY.  Each of USD and Acquisition is a
                  -----------------------
        corporation duly organized, validly existing and in good standing under the laws of its state of incorporation. USD has the corporate authority to: (A) own or lease and operate its properties; and (B) conduct its business as presently conducted. Each of USD and Acquisition has the corporate power and authority to execute, deliver and perform this Agreement.

             3.2  AUTHORIZATION; ENFORCEABILITY.  The execution, delivery and
                  -----------------------------
        performance of this Agreement by USD and Acquisition and the consummation by USD and Acquisition of the transactions contemplated hereby have been duly authorized by all requisite corporate action. The execution, delivery and performance of this Agreement by USD does not require the approval of USD's stockholders. This Agreement has been duly executed and delivered by USD and Acquisition and constitutes the legal, valid and binding obligation of USD and Acquisition, enforceable against them in accordance with its terms, except to the extent that its enforcement is limited by bankruptcy, insolvency, reorganization or other laws relating to or affecting the enforcement of creditors' rights generally and by general principles of equity.

             3.3  NO VIOLATION OR CONFLICT.  The execution, delivery and
                  ------------------------
        performance by USD and Acquisition of this Agreement and the consummation by USD and Acquisition of the transactions contemplated hereby: (A) do not and will not violate or conflict with any provision of law or any regulation, or any writ, order, judgment or decree of any court or governmental or regulatory authority specifically naming USD, any of its Subsidiaries or Acquisition (other than where such occurrence would not prohibit USD from consummating the transactions contemplated hereby on or prior to the Termination Date), or any provision of USD's or Acquisition's Certificate of Incorporation or Bylaws; and (B) do not and will not, with or without the passage of time or the giving of notice, result in the breach of, or constitute a default, cause the acceleration of performance, or require any consent, authorization or approval under, or result in the creation of any lien, charge or encumbrance upon any property or assets of USD or Acquisition pursuant to any instrument or agreement to which USD or Acquisition is a party or any of their assets are bound (other than where such occurrence would not prohibit USD from consummating the transactions contemplated hereby on or prior to the Termination Date).

             3.4  CONSENT OF GOVERNMENTAL AUTHORITIES.  Except as set forth on
                  ----------------------------------
        Schedule 3.4 and other than in connection with the HSR Act, the
        ------------
        Exchange Act, any applicable state securities laws, and the filing and/or recordation of the Certificate of Merger under the Delaware GCL, no consent, approval or authorization of, or registration, qualification or filing with any federal, state, local or foreign governmental or regulatory authority is required to be made by USD or Acquisition in connection with the execution, delivery or performance by USD or Acquisition of this Agreement or the consummation by USD or Acquisition of the transactions contemplated hereby, except where the failure to obtain such consent, approval or authorization or to make such registration, qualification or filing would not prevent USD from consummating the transactions contemplated hereby on or prior to the Termination Date. USD knows of no reason why any of the consents, approvals or authorizations set forth in this Section 3.4 or on
                                           -----------
        Schedule 3.4 would not be granted.
        ------------

             3.5  LEGAL PROCEEDINGS.  Neither USD nor any of its Subsidiaries
                  -----------------
        is a party to any pending or, to the knowledge of USD, threatened, legal, administrative or other proceeding, arbitration or investigation, that would hinder USD in consummating the transactions contemplated hereby on or prior to the Termination Date. To USD's knowledge, neither USD nor any of its Subsidiaries is subject to any order, injunction or other judgment of any court or governmental authority that would hinder USD in consummating the transactions contemplated hereby on or prior to the Termination Date.

             3.6  BROKERS.  Except as set forth on Schedule 3.6, USD has not
                  -------                          ------------
        employed any financial advisor, broker or finder and has not incurred and will not incur any broker's, finder's, investment banking or similar fees, commissions or expenses, in connection with the transactions contemplated by this Agreement.

             3.7  ABSENCE OF MATERIAL ADVERSE CHANGES.  Since December 31,
                  -----------------------------------
        1995, there has been no material adverse change or material deterioration in the financial condition, results of operations, assets, liabilities or business of USD and its Subsidiaries on a consolidated basis that would hinder USD in consummating the transactions contemplated hereby on or prior to the Termination Date.


                                      ARTICLE IV

                    REPRESENTATIONS AND WARRANTIES OF STOCKHOLDER
                     --------------------------------------------


             In order to induce USD and Acquisition to enter into this Agreement and to consummate the transactions contemplated hereby, Stockholder makes the representations and warranties set forth below to USD and Acquisition.

             4.1  ORGANIZATION; AUTHORITY; FOREIGN QUALIFICATION.  Each of
                  ----------------------------------------------
        Stockholder, MDI and MDI's Subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation. Each of MDI and its Subsidiaries is duly qualified to transact business as a foreign corporation in all jurisdictions where the ownership or leasing of its properties or the conduct of its business requires such qualification. Each jurisdiction in which MDI or any of its Subsidiaries is qualified to transact business as a foreign corporation is listed on Schedule 4.1.

                                            -----------
        Other than those jurisdictions listed on Schedule 4.1 hereto, there
                                      ------------
        are no jurisdictions in which any of MDI or any of its Subsidiaries own or lease property (real or personal), has offices or employees or maintains inventory. Each of MDI and its Subsidiaries has the corporate authority to: (A) own or lease and operate its properties; and (B) conduct its business as presently conducted. Each of Stockholder and MDI has the corporate power and authority to execute, deliver and perform this Agreement.

             4.2  AUTHORIZATION; ENFORCEABILITY.  The execution, delivery and
                  -----------------------------
        performance of this Agreement by Stockholder and MDI and the consummation by them of the transactions contemplated hereby have been duly authorized by all requisite corporate action. The execution, delivery and performance of this Agreement by Stockholder and MDI and the consummation by them of the transactions contemplated hereby does not require the approval of Stockholder's stockholders. This Agreement has been duly executed and delivered by Stockholder and MDI, and constitutes the legal, valid and binding obligation of Stockholder and MDI, enforceable against them in accordance with its terms, except to the extent that its enforcement is limited by bankruptcy, insolvency, reorganization or other laws relating to or affecting the enforcement of creditors' rights generally and by general principles of equity.

             4.3  NO VIOLATION OR CONFLICT.  The execution, delivery and
                  ------------------------
        performance by Stockholder and MDI of this Agreement and the consummation by Stockholder and MDI of the transactions contemplated hereby: (A) do not and will not violate or conflict with any provision of law or regulation, or any writ, order, judgment or decree of any court or governmental or regulatory authority specifically naming Stockholder or MDI or any of their respective Subsidiaries, or any provision of Stockholder's or MDI's Certificate of Incorporation or Bylaws; and (B) do not and will not, with or without the passage of time or the giving of notice, result in the breach of, or constitute a default, cause the acceleration of performance, or require any consent, authorization or approval under, or result in the creation of any lien, charge or encumbrance upon any property or assets of Stockholder or MDI or any of MDI's Subsidiaries pursuant to any Material Agreement, except for consents required under Material Agreements listed on Schedule 4.3, all of which shall have been
                            ------------
        obtained by Stockholder on or prior to the Closing Date without any significant cost or adverse effect.

             4.4  CONSENT OF GOVERNMENTAL AUTHORITIES.  Except as set forth on
                  -----------------------------------
        Schedule 4.4 hereto and except in connection with the HSR Act, the
        ------------
        Exchange Act, any applicable state securities laws, and the filing and/or recordation of the Certificate of Merger under the Delaware GCL, no consent, approval or authorization of, or registration, qualification or filing with any federal, state or local governmental or regulatory authority is required to be made by Stockholder or MDI in connection with the execution, delivery or performance by Stockholder and MDI of this Agreement or the consummation by them of the transactions contemplated hereby, except where the failure to obtain such consent, approval or authorization or to make such registration, qualification or filing would not have a material adverse effect on the financial condition, results of operations, assets, liabilities or business of MDI and its Subsidiaries or materially hinder MDI or Stockholder in consummating the transactions contemplated hereby on or prior to the Termination Date. Neither Stockholder nor MDI knows of any reason any of the consents, approvals or authorizations set forth in this Section 4.4 or Schedule 4.4 would
                                           -----------    ------------
        not be granted.

             4.5  HEALTH CARE PROVIDERS.  All physicians, technologists and
                  ---------------------
        other personnel retained or employed by MDI or its Subsidiaries maintain in good standing all staff memberships, licenses, credentials and other similar affiliations necessary or desirable for their current provision of services on behalf of MDI and its Subsidiaries.

             4.6  FINANCIAL STATEMENTS.  The Financial Statements, as of the
                  --------------------
        date thereof and for the period covered thereby, present fairly, in all material respects, the financial position, results of operations, and cash flows of MDI and its Subsidiaries. Except as otherwise noted in Schedule 4.6, the Financial Statements were prepared in conformity
           ------------
        with generally accepted accounting principles applied on a consistent basis. The Financial Statements and supporting schedules were audited by independent public accountants within the meaning of the rules promulgated by the Commission. Other than as disclosed by the Financial Statements or on Schedule 4.18 hereto, neither MDI nor any
                                  -------------
        of its Subsidiaries has any liabilities, commitments or obligations (which could be material to any of them on a consolidated basis) of any nature whatsoever, whether accrued, contingent or otherwise (other than nonmaterial liabilities, commitments or obligations incurred since September 30, 1996 in the ordinary course of business consistent with past practices to Persons other than Affiliates of Stockholder) nor any unrealized or anticipated losses which could be material to MDI on a consolidated basis from any commitments of MDI or any of its Subsidiaries, and, to Stockholder's and MDI's knowledge, there is no reasonable basis for assertion against MDI or any of its Subsidiaries of any liability, commitment or loss. MDI's accounts receivable, as set forth in the Financial Statements, arose in the ordinary course of business, constitute valid and undisputed claims which are not subject to any counterclaims or offsets and have been collected or are collectible at their recorded amounts, net of any reserves for doubtful accounts in accordance with past practices and generally accepted accounting principles applied on a consistent basis, subject to contractual reimbursement allowances in accordance with past practices and generally accepted accounting principles applied on a consistent basis. MDI's billing practices are in compliance with all applicable laws.

             4.7  COMPLIANCE WITH LAWS.  MDI and its Subsidiaries (and the
                  --------------------
        properties used by them) are in compliance with all federal, state, local and foreign laws, ordinances, regulations, judgments, rulings, orders and other legal requirements applicable to them, their properties or their operations, and neither MDI nor any of its Subsidiaries (nor any of the properties used by any of them) is relying on any exemption or deferral therefrom. Stockholder has furnished USD with true and correct copies of all correspondence from governmental authorities asserting that MDI or any of its Subsidiaries is not or was not in compliance with any laws, ordinances, regulations, judgments, rulings, orders or other requirements. All deficiencies noted in any such report furnished to USD in accordance with this Section 4.7 have been corrected.
                  -----------


             4.8  LEGAL PROCEEDINGS.  Except as set forth in Schedule 4.8,
                  -----------------                           ------------
        neither MDI nor any of its Subsidiaries is a party to any pending or, to the knowledge of Stockholder and MDI, threatened, legal, administrative or other proceeding, arbitration or investigation. Except for items set forth in Schedule 4.8A, none of the proceedings,
                                      -------------
        arbitrations or investigations set forth in Schedule 4.8, could have a
                                                    ------------
        material adverse effect on the financial condition, results of operations, assets, liabilities, prospects or business of MDI and its Subsidiaries on a consolidated basis or hinder Stockholder or MDI in consummating the transactions contemplated hereby on or prior to the Termination Date, and there is no valid basis for any such proceeding, arbitration or investigation. MDI is not subject to any order, injunction or other judgment of any court or governmental authority. Except as otherwise set forth in Schedule 4.8B hereto, no director or
                                        -------------
        officer of MDI or any of its Subsidiaries has, since December 31, 1994, made any claim against MDI or any of its Subsidiaries for indemnification or advancement of expenses or claims under any director and officer liability insurance policy in connection with any threatened, pending or completed action, suit or proceeding in which any such director or officer is or was a party or threatened to be made a party, whether civil, criminal, administrative or investigative and, to the knowledge of Stockholder and MDI, no reasonable basis for assertion against MDI or any of its Subsidiaries or against any insurance company issuing any such director and officer liability insurance policy exists.

             4.9  BROKERS.  Except as set forth on Schedule 4.9, neither

                  -------                          ------------
        Stockholder nor MDI has employed any financial advisor, broker or finder and neither has incurred and neither will incur any broker's, finder's, investment banking or similar fees, commissions or expenses to any other party in connection with the transactions contemplated by this Agreement.

             4.10 ABSENCE OF MATERIAL ADVERSE CHANGES.  Except as set forth in
                  -----------------------------------
        Schedule 4.10, since September 30, 1996: (A) each of MDI and its
        -------------
        Subsidiaries has conducted its businesses in the ordinary and usual course; (B) there has been no material adverse change or material deterioration in the financial condition, results of operations, assets, liabilities, prospects or business of MDI and its Subsidiaries on a consolidated basis; and (C) neither MDI nor any of its Subsidiaries has engaged or agreed to engage in any of the actions described in Section 5.1 (A) through (L), (N), (Q) and (R) or in any
                  ---------------------------------------------
        of the actions described in the next-to-last sentence of Section 5.1.
                                                                 -----------
        The outstanding principal balance of revolving loans and term loans under MDI's credit facility is the maximum currently permitted thereunder, and no principal payment thereunder has been made since September 30, 1996.

             4.11 TRANSACTIONS WITH AFFILIATES.  Except as set forth in
                  ----------------------------
        Schedule 4.11, there are no, and since September 30, 1996 there have
        -------------
        been no, contracts, agreements or arrangements of any kind (including, but not limited to those relating to, the sharing of overhead, intercompany loans, the furnishing of services and the lease of facilities) between any Affiliate of MDI, on the one hand, and MDI or any of its Subsidiaries, on the other hand, including, but not limited to, any loans or advances by MDI or any of its Subsidiaries to MVA, MDI Rehab or Middlesex. Without limiting the generality of the foregoing, except as set forth on Schedule 4.11, (i) no Affiliate of
                                           -------------
        MDI has any interest in any property (real or personal, tangible or intangible, or otherwise) used in MDI's business, (ii) MDI and its Subsidiaries have no indebtedness to Stockholder or any of its other Affiliates and (iii) MDI and its Subsidiaries are not owed any indebtedness by Stockholder or any of its other Affiliates. Except as set forth on Schedule 4.11, all items required to be set forth thereon
                     -------------
        are on arms'-length terms.

             4.12 CAPITALIZATION.  As of the date hereof, the authorized
                  --------------
        capital stock of MDI consists of 1,000 shares of MDI Common Stock, of which 100 shares are issued and outstanding. All of the issued and outstanding shares of MDI Common Stock are owned beneficially and of record by Stockholder, free and clear of any and all liens, claims, charges, security interests, voting agreements or encumbrances of any nature whatsoever. MDI has no treasury shares. All shares of MDI's and each of its Subsidiaries' outstanding capital stock have been duly authorized, are validly issued and outstanding, and are fully paid and nonassessable. No securities issued by MDI or any of its Subsidiaries from the date of its incorporation to the date hereof were issued in violation of any statutory, contractual or common law preemptive rights. There are no dividends or distributions which have accrued or been declared but are unpaid on the capital stock of MDI or any of its Subsidiaries. Except as set forth on Schedule 4.12, neither MDI nor
                                              -------------
        any of its Subsidiaries has declared or paid any dividends or distributions since December 31, 1994. All taxes (including documentary stamp taxes) required to be paid in connection with the issuance by MDI or any of its Subsidiaries of MDI's and each of its Subsidiaries' capital stock have been paid. All authorizations required to be obtained from or registrations required to be effected with any Person in connection with the issuances of securities by MDI and each of its Subsidiaries from their respective dates of incorporation to the date hereof have been obtained or effected and all securities of MDI and its Subsidiaries have been issued in accordance with the provisions of all applicable securities and other laws. All of the outstanding securities of each of MDI's Subsidiaries are owned by either MDI or another of its Subsidiaries, free and clear of all liens, charges, claims or encumbrances except as set forth on
        Schedule 4.12.  Schedule 4.12 lists all Subsidiaries of MDI, their
        -------------   --------------
        jurisdictions of incorporation or organization, the number of shares of their respective capital stock or other equity interests issued and outstanding. Except as set forth in Schedule 4.12, neither MDI nor
                                             --------------
        any of its Subsidiaries has any equity investment in any other corporation, association, partnership, joint venture or other entity. MDI Rehab's sole asset is its interest in MVA. Middlesex has no assets.

             4.13 RIGHTS, WARRANTS, OPTIONS.  There are no outstanding: (A)
                  -------------------------
        securities or instruments convertible into or exercisable for any of the capital stock or other equity interests of MDI or any of its Subsidiaries issued by MDI or any of its Subsidiaries or to which Stockholder or MDI or any of its Subsidiaries is a party; (B) options, warrants, subscriptions or other rights to acquire capital stock or other equity interests of MDI or any of its Subsidiaries issued by Stockholder or MDI or any of its Subsidiaries; or (C) commitments, agreements or understandings of any kind to which Stockholder or MDI or any of its Subsidiaries is a party, including employee benefit arrangements, relating to the issuance or repurchase by MDI or any of its Subsidiaries of any capital stock or other equity interests of MDI or any of its Subsidiaries, any such securities or instruments convertible into or exercisable for capital stock or other equity interests of MDI or any such options, warrants or rights. Each of the terms referenced in the foregoing sentence is hereinafter referred to as "Options".
             -------

             4.14 PROPERTIES.
                  ----------

                  (a)  REAL AND TANGIBLE PERSONAL PROPERTY.   Except as set
                       -----------------------------------
        forth on Schedule 4.14(a), MDI or its Subsidiaries has valid title to
              -----------------
        all properties, interests in properties and assets (real and personal) reflected in the consolidated balance sheet of MDI as at September 30, 1996 (except properties, interests in properties and assets sold or otherwise disposed of since September 30, 1996 in the ordinary course of business to Persons other than Affiliates of MDI consistent with past practices), free and clear of all mortgages, liens, pledges, charges or encumbrances of any kind or character, except the lien of current taxes not yet due and payable. Schedule 4.14(a) hereof lists
                                               ----------------
        each piece of real property owned, leased or utilized by MDI and/or its Subsidiaries, including the location thereof and the use to which it is put by MDI and/or any of its Subsidiaries. All improvements located on any real property owned by MDI or any of its Subsidiaries are in good structural condition, free from any termite infestation or damage, roof leakage, wood rot or decay or any structural or other defect or impairment of any nature whatsoever which might impair the value, utility or life expectancy of such improvements, or which might otherwise adversely affect the operation thereof. All of the real property owned by MDI or any of its Subsidiaries and the improvements thereon are suitable for the purposes for which they are currently used. All of the real property owned by MDI or any of its Subsidiaries has all utilities required for the full and complete occupancy and operation thereof. There exist paved and publicly dedicated roads providing pedestrian and vehicular ingress and egress to and from all of such real property and no additional easements or licenses are required for such access. To the best of Stockholder's and MDI's knowledge, no fact or condition exists which could result in the termination or impairment of any access to any of the real property owned by MDI or any of its Subsidiaries, or which could result in a discontinuation of necessary water, sewer, telephone, gas, electric or other utilities or services to any of such real property. To the best of Stockholder's and MDI's knowledge, none of the improvements located on any of the real property owned by MDI or any of its Subsidiaries encroach onto adjoining land or onto any easements, and there is no encroachment of improvements from adjoining land onto any of such real property. To the best of Stockholder's and MDI's knowledge, none of the real property owned by MDI or any of its Subsidiaries is located in an area identified as having special flood or mud slide hazards or wet lands. To the best of Stockholder's and MDI's knowledge, there are no soil or geological conditions which might impair or adversely affect the current use of any of the real property owned by MDI or any of its Subsidiaries. No written notification has been received by Stockholder or MDI advising that the whole or any portion of the real property owned by MDI is being condemned or otherwise taken by any public authority. Except as set forth on Schedule 4.14(a), the facilities, equipment and assets
                 --------------
        utilized by MDI and/or its Subsidiaries and/or necessary to the operations of MDI's and/or its Subsidiaries' businesses are owned or leased by MDI and/or its Subsidiaries and are not obsolete, and are in good operating condition and repair sufficient for the operation of the business as presently conducted. Each of the leases under which the properties of MDI and its Subsidiaries are leased is unmodified and in full force and effect and there are no agreements between Stockholder, MDI or any of their respective Subsidiaries and any third parties claiming an interest in MDI's or its Subsidiaries' interest in the leased property occupied by MDI or its Subsidiaries or otherwise affecting its use and occupancy thereof. Neither MDI nor any of its Subsidiaries is in default under any of such leases and no defaults (whether or not subsequently cured) by MDI or its Subsidiaries have been alleged thereunder. To the best of MDI's and Stockholder's knowledge, each lessor named in any of such leases is not in default thereunder, and no defaults by such lessor have been alleged thereunder and are continuing. Schedule 4.14(a) also sets forth, with
                                        ----------------
        respect to each lease (capitalized or otherwise) to which MDI or any of its Subsidiaries is a party which is a Material Agreement: (A) the parties to such lease; (B) the property covered by such lease; (C) a schedule of payments payable under such lease (both throughout the term of the lease and at the end of the lease); (D) whether MDI or any of its Subsidiaries has any rights or obligations to acquire any property which is subject to such lease and the price and terms thereof; (E) the term of such lease; and (F) any options which MDI or any of its Subsidiaries may have to extend the term of such lease.
        Set forth on Schedule 4.14(a) is a list of the five largest lessors of
                    -----------------
        equipment (measured by dollar volume) to MDI and its Subsidiaries during the fiscal year ended September 30, 1996, and with respect to each, the name and address and the dollar volume involved. The amortization of each capitalized lease is based on the useful life of the asset.

                  (b)  INTELLECTUAL PROPERTY RIGHTS.  MDI or one of its
                       -----------------------------
        Subsidiaries owns, or is licensed or otherwise entitled to use, all patents, trademarks, trade names, service marks, copyrights and applications for any of the foregoing, together with all other technology, know-how, tangible or intangible proprietary information or material and formulae in the countries to which such apply, that are material to the business of MDI and its Subsidiaries as currently conducted (the "MDI Intellectual Property"), all of which are set
                  -------------------------
        forth on Schedule 4.14(b).  Except as disclosed on Schedule 4.14(b)
                ----------------                          -----------------
        hereto, no claims have been asserted in writing to MDI or any of its Subsidiaries or, to the knowledge of Stockholder or MDI, otherwise asserted or threatened, by any Person: (A) to the effect that the MDI Intellectual Property infringes on any intellectual property rights of any other Person; (B) against the use by MDI or any of its Subsidiaries of any of the MDI Intellectual Property; or (C) challenging or questioning the validity or effectiveness of any of the MDI Intellectual Property. All registered trademarks and copyrights listed on Schedule 4.14(b) are valid and subsisting.
                  ----------------

             4.15 GOVERNMENTAL AUTHORIZATIONS.  MDI and its Subsidiaries have
                  ---------------------------
        in full force and effect all authorizations, consents, approvals, franchises, licenses and permits required under applicable law or regulation (collectively referred to as "Licenses") for the ownership
                                               ---------
        of MDI's and its Subsidiaries' properties and operation of their businesses as presently operated. Except as set forth on Schedule
                                                                  --------
        4.15, the execution, delivery and performance by Stockholder and MDI
        -----
        of this Agreement and the consummation by them of the transactions contemplated hereby do not and will not have an adverse effect on any of MDI's Licenses or require any consent or approval of, or any filing with or notice to any governmental authority with respect to any License.

             4.16 INSURANCE.  Schedule 4.16 sets forth a list and description
                  ---------   -------------
        of all insurance policies existing as of the date hereof providing insurance coverage of any nature to MDI or any of its Subsidiaries.
        Furthermore: (A) none of MDI or any of its Subsidiaries is in default under any such policies and there is no inaccuracy in any application for any such policies; (B) each of MDI and its Subsidiaries' activities and operations have been conducted in a manner so as to conform in all material respects to the applicable provisions of such policies; (C) all premiums and other charges under each such policy shall have been paid through the Closing Date and none of Stockholder, MDI nor any of their respective Subsidiaries has received written notice of cancellation or non-renewal with respect to any such policy; and (D) timely notice has been given of any and all claims under all such policies. Schedule 4.16 also lists all risks for which MDI and
                  -------------
        its Subsidiaries are self-insured. MDI and its Subsidiaries have not, during the past two years, been refused insurance coverage by any company, nor have any of them had insurance coverage offered to them at unreasonably high premiums or with limited coverage.


             4.17 EMPLOYMENT MATTERS.
                  ------------------

                  (a)  LABOR UNIONS.  None of the employees of MDI or any of
                       ------------
        its Subsidiaries is represented by any labor union, and neither MDI nor any of its Subsidiaries is subject to any labor or collective bargaining agreement. None of the employees of MDI or any of its Subsidiaries is known by Stockholder or MDI to be engaged in organizing any labor union or other employee group that is seeking recognition as a bargaining unit. Neither MDI nor any of its Subsidiaries has had any strikes, work stoppages, slow downs, lockouts or claims of unfair labor practices for the past three years, and to the best knowledge of the Stockholder and MDI, there exist no facts which could reasonably be expected to lead thereto.

                  (b)  EMPLOYMENT POLICIES.  MDI has provided to USD all
                       -------------------
        written employee policies, employee manuals or other written statements of rules or policies concerning employment applicable to the employees of MDI and/or its Subsidiaries.

                  (c)  EMPLOYMENT AGREEMENTS.  Except as set forth on Schedule
                       ---------------------                         --------
        4.17(c), there are no employment, consulting, severance or
        -------
        indemnification arrangements, agreements, or understandings between MDI or any of its Subsidiaries and any officer, director, consultant or employee.

                  (d)  EMPLOYEE BENEFIT PLANS.  Schedule 4.17(d) sets forth a
                       -----------------------  ----------------
        complete list of all pension, retirement, stock purchase, stock bonus, stock ownership, stock option, profit sharing, savings, medical, disability, hospitalization, insurance, deferred compensation, bonus, incentive, welfare or any other employee benefit plan, policy, agreement, commitment, arrangement or practice currently or previously maintained by Stockholder, MDI or any of MDI's Subsidiaries for any of directors, officers, consultants, employees or former employees of MDI or any of its Subsidiaries (the "MDI Plans"). Schedule 4.17(d) also
                                         ---------     ----------------
        identifies each MDI Plan which constitutes an "employee pension benefit plan" ("Pension Plan") or an "employee welfare benefit plan"
                        -----------
        ("Welfare Plan"), as such terms are defined in the Employee Retirement
         --------------
        Income Security Act of 1974, as amended ("ERISA").  None of the MDI
                                                  -----
        Plans is a "multiemployer plan," as such term is defined in ERISA, or is subject to Title IV of ERISA. Either MDI or a Subsidiary has delivered or made available to USD true and complete copies of the following for each MDI Plan, if applicable: (i) the Plan document;
        (ii) summary plan description of the MDI Plan; (iii) the trust agreement, insurance policy or other instrument relating to the funding of the MDI Plan; (iv) the most recent Annual Report (Form 5500 series) and accompanying schedules filed with the IRS or Department of Labor with respect to the MDI Plan; (v) the most recent audited financial statement for the MDI Plan; and (vi) the most recent determination letter issued by the IRS with respect that to the MDI Plan that is intended to qualify under Section 401(a) of the Code.

             Each Pension Plan has been determined by the IRS to be qualified under Section 401(a) of the Code, and each such plan remains so

              --------------
        qualified; and to Stockholder's and MDI's knowledge, no facts or circumstances exist which could result in the revocation of such qualification. Each Welfare Plan which is intended to meet the requirements for tax-favored treatment under the Code to Stockholder's and MDI's knowledge meets such requirements. Without limiting the generality of Section 4.7, each MDI Plan has been administered in
                      -----------
        accordance with its terms and the Code, and each Pension Plan and Welfare Plan has been administered in all material respects in accordance with ERISA. No facts or circumstances exist which might give rise to any liability of any of MDI Plan, USD, MDI, any Subsidiary or Acquisition to any other Person. Stockholder and MDI have paid all amounts required under applicable law, any Pension Plan and any Welfare Plan to be paid as a contribution to each Pension Plan and Welfare Plan through the date hereof. MDI has set aside adequate reserves to meet contributions which are not yet due under any Pension Plan or Welfare Plan. Neither MDI nor any of its Subsidiaries, nor any other Person has engaged in any transaction or taken any other action with respect to any MDI Plan which would subject MDI, any Subsidiary, USD or Acquisition to: (A) any tax, penalty or liability for prohibited transactions under ERISA or the Code; (B) any tax under Code Sections 4971, 4972, 4976, 4977 or 4979; or (C) a penalty under ERISA Sections 502(c) or 502(l). None of Stockholder, MDI or any of their respective Subsidiaries, to the extent it is a fiduciary with respect to any Pension Plan or Welfare Plan, has breached any of its responsibilities or obligations imposed upon fiduciaries under ERISA or the Code or which could result in any claim being made under, by or on behalf of any Pension Plan or Welfare Plan or any participant or beneficiary thereof other than benefit claims in the ordinary course, in any such event which could give rise to liability to MDI or any of its Subsidiaries. Each Welfare Plan which is a group health plan within the meaning of Code Section 5000(b)(1) complies with and in each and every case has complied with the applicable requirements of Code Section 4980B and Part 6 of Title I of ERISA. Except as set forth in Schedule 4.17(d), no MDI Plan, other than an MDI Plan which
                 -----------------
        is an employee pension benefit plan (within the meaning of Section 3(2)(A) of ERISA), provides benefits, including without limitation, death, health or medical benefits (whether or not insured), with respect to current or former employees of MDI and any of its Subsidiaries beyond their retirement or other termination of service with any of MDI and any of its Subsidiaries, other than coverage mandated by applicable law.

             4.18 MATERIAL AGREEMENTS.  Schedule 4.18 sets forth a list of all
                        -------------------   -------------
        written and oral agreements, leases (whether capitalized or otherwise), arrangements or commitments to which either MDI or any of its Subsidiaries is a party or by which it or any of the assets it owns, leases or utilizes is bound which are expected to result in the receipt or payment of $20,000 or more by MDI or any of its Subsidiaries or which are material to the financial position, results of operations or prospects of MDI and its Subsidiaries on a consolidated basis or to the ability of MDI to consummate the transactions contemplated hereby (the "Material Agreements"). MDI has
                                               -------------------
        furnished USD with true and complete copies of all Material Agreements. The Material Agreements are each in full force and effect and are the valid and legally binding obligations of MDI or the applicable Subsidiary which is a party to same and, to Stockholder's and MDI's knowledge, are valid and binding obligations of the Certificate of Incorporation or Bylaws or in default under any Material Agreement to which it is a party, and no event has occurred which with the giving of notice or lapse of time or both would constitute such a default. Except as set forth on Schedule 4.18,
                                                           -------------
        neither MDI nor any of its Subsidiaries: (A) has any agreement, contract or commitment which requires the making of any charitable contributions; (B) has any agreement, contract or commitment which is not terminable without penalty, liability or premium upon notice of 30 days or less; (C) has any agreement, contract or commitment containing any severance, termination or similar provisions; (D) has any outstanding obligation for borrowed money; (E) has any outstanding loan or advance to any Person; (F) has any power of attorney outstanding; (G) has any agreement, contract or commitment relating to joint ventures, partnerships or debt or equity investments; (H) has any agreements, contracts or commitments relating to non-competition or, non-disclosure, non-solicitation or other similar restrictive covenants; (I) has any agreements, contracts or commitments relating to the registration of any of MDI's securities; (J) has any agreement, contract or commitment relating to the voting or other rights with respect to any securities of MDI or any of its Subsidiaries; and (K) has any contract, commitment or arrangement with any hospital, hospital management company, health maintenance organization, insurance company, third party payor or managed care provider or company.

             4.19 LIST OF ACCOUNTS.  Schedule 4.19 sets forth, as of the date
                  ----------------   -------------
        hereof: (A) the name and address of each bank or other institution in which MDI or any of its Subsidiaries maintains an account (cash, securities or other) or safe deposit box; (B) the name and phone number of MDI's contact person at such bank or institution; (C) the account number of the relevant account and a description of the type of account; and (D) the persons authorized to transact business in such accounts.

             4.20 MAJOR CUSTOMERS.  Set forth on Schedule 4.20 is a list of
                  --------------                -------------
        the 10 largest customers (measured by dollar volume) of each of MDI and each of its Subsidiaries for the year ended September 30, 1996, and with respect to each, the name and address, dollar volume involved and nature of the relationship. None of such customers of MDI and its Subsidiaries has: (A) modified in any material respect, cancelled, suspended or otherwise terminated its relationship with MDI or any of its Subsidiaries; or (B) advised MDI or any of its Subsidiaries of its intention to modify in any material respect, cancel, suspend or terminate its relationship with MDI or any of its Subsidiaries, to significantly decrease its purchase of services from MDI or any of its Subsidiaries, to change the nature of its business relationship with MDI or any of its Subsidiaries or to adversely change the terms upon which it purchases services from MDI or any of its Subsidiaries.

             4.21 TAXES.  Except as set forth in Schedule 4.21: (A) there have
                  -----                          -------------
        been timely filed (or shall timely be filed prior to the Effective
        Time) all Tax Returns with respect to MDI and its Subsidiaries required to be filed with any taxing authority with respect to Taxes for any period ending on or before the Effective Time, taking into account any extension of time to file granted to or obtained on behalf of MDI and its Subsidiaries; (B) all Taxes shown to be payable on such returns or reports that are due prior to the Effective Time have been paid or shall be paid (prior to the Effective Time), and all such returns or reports accurately reflect the proper amount of Taxes payable for the applicable periods; (C) no deficiency for any Tax has been asserted or assessed by a taxing authority against or with respect to MDI or any of its Subsidiaries; (D) MDI and each of its Subsidiaries have provided adequate reserves in their Financial Statements for any Taxes that have not been paid, whether or not shown as being due on any returns; (E) the income tax returns of MDI have never been audited; and (F) MDI has not waived any restrictions on assessment or collection of Taxes or consented to the extension of any statute of limitations relating to Taxes. As used in this Agreement, "Taxes" shall mean any and all taxes, fees, levies, duties, tariffs,
         -----
        imposts and other charges of any kind (together with any and all interest, penalties, additions to tax and additional amounts imposed with respect thereto) imposed by any government or taxing authority, including, without limitation: taxes or other charges on or with respect to income, franchises, windfall or other profits, gross receipts, property, sales, use, capital stock, payroll, employment, social security, workers compensation, unemployment compensation or net worth; taxes or other charges in the nature of excise, withholding, ad valorem, stamp, transfer, value-added or gains taxes; license, registration and documentation fees; and customers duties, tariffs and similar charges.

             4.22 GUARANTEES; POWERS OF ATTORNEY.  Except as set forth on
                  ------------------------------
        Schedule 4.22 hereto, neither MDI nor any of its Subsidiaries is a
        -------------
        party to any Guaranty, and none of them has executed any power of attorney or similar agreement.

             4.23 ENVIRONMENTAL MATTERS.
                  ---------------------

                  (a)  DEFINITIONS.  For purposes of this Agreement, the
                       -----------
        following terms shall have the following meanings: (A) "Hazardous
                                                                ----------
        Substances" means:  (i) those substances defined in or regulated under
        ----------
        the following federal statutes and their state counterparts, as each may be amended from time to time, and all regulations thereunder: the Hazardous Materials Transportation Act, the Resource Conservation and Recovery Act, the Comprehensive Environmental Response, Compensation and Liability Act, the Clean Water Act, the Safe Drinking Water Act, the Atomic Energy Act, the Federal Insecticide, Fungicide, and Rodenticide Act, the Toxic Substances Control Act and the Clean Air Act; (ii) petroleum and petroleum products, byproducts and breakdown products including crude oil and any fractions thereof; (iii) natural gas, synthetic gas, and any mixtures thereof; (iv) polychlorinated biphenyls; (v) any other chemicals, materials or substances defined or regulated as toxic or hazardous or as a pollutant or contaminant or as a waste under any applicable Environmental Law; and (vi) any substance with respect to which a federal, state or local agency requires environmental investigation, monitoring, reporting or remediation; and
        (B) "Environmental Laws" means any federal, state, foreign, or local
             -------------------
        law, rule or regulation, now or hereafter in effect and as amended, and any judicial or administrative interpretation thereof, including any judicial or administrative order, consent decree or judgment, relating to pollution or protection of the environment, health, safety or natural resources, including, without limitation, those relating to
        (i) releases or threatened releases of Hazardous Substances or materials containing Hazardous Substances or (ii) the manufacture, handling, transport, use, treatment, storage or disposal of Hazardous Substances or materials containing Hazardous Substances.

                  (b)  ENVIRONMENTAL STATUS.  Except as described in Schedule
                       --------------------                          --------
        4.23 hereto: (A) MDI and each of its Subsidiaries are and have been in
        ----
        compliance with all applicable Environmental Laws; (B) MDI and each of its Subsidiaries have obtained all permits, approvals, identification numbers, licenses or other authorizations required under any applicable Environmental Laws ("Environmental Permits") and are and
                                        ---------------------
        have been in compliance with their requirements; (C) such Environmental Permits do not, in connection with the Merger, require the consent or approval of, or any filing with or notice to, any governmental authority; (D) there are no underground or aboveground storage tanks or any surface impoundments, septic tanks, pits, sumps or lagoons in which Hazardous Substances are being or have been treated, stored or disposed of on any owned or leased real property or on any real property formerly owned, leased or occupied by MDI or any of its Subsidiaries; (E) there is no asbestos or asbestos-containing material on any owned or leased real property in violation of applicable Environmental Laws; (F) MDI and its Subsidiaries have not released, discharged or disposed of Hazardous Substances at any real property owned by any third party except in compliance with Environmental Laws or any real property owned or leased or on any real property formerly owned or leased by MDI or any of its subsidiaries and none of such property is contaminated with any Hazardous Substances; (G) neither MDI nor any of its subsidiaries is undertaking, and neither MDI nor any of its Subsidiaries has completed, any investigation or assessment or remedial or response action relating to any such release, discharge or disposal of or contamination with Hazardous Substances at any site, location or operation, either voluntarily or pursuant to the order of any governmental authority or the requirements of any Environmental Law; and (H) there are no past or pending or, to the knowledge of the Stockholder or MDI, threatened actions, suits, demands, demand letters, claims, liens, notices of non-compliance or violation, notices of liability or potential liability, investigations, proceedings, consent orders or consent agreements relating in any way to Environmental Laws, any Environmental Permits or any Hazardous Substances against MDI or any of its Subsidiaries or any of their property which are outstanding or have been outstanding during the past two years, and there are no circumstances that could be expected to form the basis for any of the foregoing. MDI and its Subsidiaries have made available to USD copies of any environmental reports, studies or analyses in its possession relating to owned or leased real property or the operations of MDI or its Subsidiaries.

             4.24 1995 MERGER AGREEMENT.  Without limiting the generality of
                  ---------------------
        any representation, warranty, covenant or agreement set forth herein or made in connection herewith, except as set forth on Schedule 4.24,
                                                               -------------
        Stockholder and MDI do not have knowledge that any of the representations, warranties, covenants and agreements of any party set forth in the Agreement and Plan of Merger, dated May 2, 1995, among Stockholder, MDI and ANMR Acquisition Corp. (the "1995 Merger Agreement") were not true and correct in all respects as of the date thereof. Stockholder and MDI do not have knowledge that any party to such Agreement has violated, or will violate as a result of the execution, delivery and performance of this Agreement, any term, provision or agreement set forth in the 1995 Merger Agreement or any agreement executed in connection therewith. This Section 4.24 does
                                                          ------------
        not waive or affect any rights or remedies that Stockholder has or may have against any Person under the 1995 Merger Agreement. All consideration payable to Persons who were stockholders of record of MDI immediately prior to the closing of the 1995 Merger Agreement has been fully paid, and no dissenters' or appraisal rights were asserted in connection with such transaction.

             4.25 DISCLOSURE.  No representation or warranty of Stockholder
                  ----------
        contained in this Agreement or the Schedules hereto, and no certificate or notice furnished by or on behalf of Stockholder or MDI to USD or its agents pursuant to this Agreement, contains or will contain any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein not misleading.


                                      ARTICLE V

                                      COVENANTS
                                      ----------

             During the period from the date of this Agreement to the Closing Date, Stockholder agrees to cause MDI to perform all of MDI's covenants and agreements in this Article V and USD and Acquisition agree to perform all of their covenants and agreements in this
        Article V, all as follows:

             5.1  INTERIM OPERATIONS OF MDI.  MDI shall operate its business
                  -------------------------
        only in the ordinary and usual course consistent with past practices and shall use its best efforts to preserve intact its business organization and the goodwill of its customers, suppliers, employees and others having business relations with it and to continuously maintain insurance coverage substantially equivalent to the insurance coverage in existence on the date hereof. In addition, without limiting the foregoing, except as may be contemplated in, or disclosed in Schedule 5.1 or any other schedule to, this Agreement without the
           ------------
        written consent of USD, which shall not be unreasonably withheld, MDI and each of its Subsidiaries shall not: (A) amend its Articles or Certificate of Incorporation or Bylaws; (B) issue, sell or authorize for issuance or sale, shares of any class of its securities (including, but not limited to, by way of stock split or dividend) or any subscriptions, options, warrants, rights or convertible securities, or enter into any agreements or commitments of any character obligating it to issue or sell any such securities; (C) redeem, purchase or otherwise acquire, directly or indirectly, any shares of its capital stock or any option, warrant or other right to purchase or acquire any such shares; (D) declare or pay any dividend or other distribution (whether in cash, stock or other property) with respect to its capital stock; (E) voluntarily sell, transfer, surrender, abandon or dispose of any of its assets or property rights (tangible or intangible), other than non-material dispositions in the ordinary course of business consistent with past practices, which could not have a material adverse effect on the financial condition, results of operations, assets, prospects, liabilities or business of MDI and its Subsidiaries on a consolidated basis; (F) grant or make any mortgage or pledge or subject itself or any of its properties or assets to any lien, charge or encumbrance of any kind, except liens for taxes not currently due or liens not exceeding $50,000 in the aggregate; (G) create, incur or assume any liability or any indebtedness, except in the ordinary course of business consistent with past practices, but in no event in an aggregate amount exceeding $50,000 more than is shown on MDI's September 30, 1996 Financial Statements or cancel any debts or waive any claims or rights in an aggregate amount in excess of $50,000; (H) make or commit to make any capital expenditures in excess of $50,000 in the aggregate; (I) grant any increase in the compensation payable or to become payable to directors, officers or employees (including, without limitation, any such increase pursuant to any MDI Plan or otherwise), other than merit increases to officers and employees in the ordinary course of business and consistent with past practices, but in no event to exceed $50,000 in the aggregate, or pay or satisfy any obligations for deferred salary, accrued vacation or other deferred or accrued amounts to Assumed Employees; (J) enter into any agreement, arrangement or commitment that, if it existed on the date hereof, would be a Material Agreement, or amend or terminate any of same or any existing Material Agreement, or enter into, terminate or modify any contract, agreement or arrangement with Stockholder or any Affiliate thereof (except to the extent expressly contemplated hereby); (K) alter the manner of keeping its books, accounts or records, or change in any manner the accounting practices (including, but not limited to, those relating to amortization and depreciation) therein reflected; (L) enter into any commitment or transaction other than in the ordinary course of business consistent with past practices; (M) take or omit to take any action which would render any of its representations or warranties untrue or misleading or which would be a breach of any of its covenants; (N) write off the value of any inventory or accounts receivable or increase the reserve for uncollectible receivables or obsolete, damaged or otherwise unsalable inventory, except as required by generally accepted accounting principles consistently applied or by law, or discount, factor, sell or otherwise transfer any account receivable; (O) approve any increase in the benefits payable under, or establish any new MDI Plan; (P) take any action which could have a material adverse effect on the financial condition, results of operations, assets, liabilities, properties, prospects or business of MDI or any of its Subsidiaries, or on employee, customer or supplier relations or hinder MDI in consummating the transactions contemplated hereby on or prior to the Termination Date, or reduce or downsize its operations, reduce its work force or eliminate any operations; (Q) make any Guaranty; (R) apply any of its assets to the direct or indirect payment, discharge, satisfaction or reduction of any amount payable directly or indirectly (i) to or for the benefit of any Affiliate of MDI or any of its Subsidiaries (except for salary and benefits as currently in effect and except in accordance with existing agreements and arrangements which have been disclosed to USD by MDI in writing) or (ii) to any Person, except in the ordinary course of business consistent with past practices; or (S) agree, whether in writing or otherwise, to do any of the foregoing. Without limiting the generality of the foregoing, Stockholder shall not permit MDI or any of its Subsidiaries, directly or indirectly, (i) to incur any expenses or obligations in connection with the acquisition of any interest in MVA owned by any third party (except for using the $200,000 advanced by Stockholder to pay a portion of the purchase price), (ii) to loan or otherwise advance any money to, or make any investment in, MDI Rehab, Middlesex or MVA or otherwise become liable for any obligations of MDI Rehab, Middlesex or MVA or (iii) to incur any expenses or obligations with respect to MDI Rehab, Middlesex, MVA or Faulkner; and Stockholder and MDI shall not permit any payment of principal to Chase prior to the Closing. Stockholder shall not take or omit to take any action which would render any of its representatives or warranties herein untrue or misleading or which would be a breach of any of its covenants herein.

             5.2  ACCESS.  MDI shall: (A) afford to USD and its agents and
                  ------
        representatives reasonable access to the properties, books, records and other information of MDI and its Subsidiaries, provided that such access shall be granted upon reasonable notice and at reasonable times during normal business hours; (B) use its reasonable efforts to cause MDI's personnel to assist USD in its investigation of MDI and its Subsidiaries pursuant to this Section 5.2; and (C) furnish promptly to
                                      -----------
        USD all information and documents concerning its business, assets, liabilities, properties and personnel as USD may from time to time reasonably request. In addition, from the date of this Agreement until the Closing Date, MDI shall cause one or more of its officers to confer on a regular basis with officers of USD and to report on the general status of its ongoing operations.

             5.3  CONFIDENTIALITY.  Except as otherwise required by law or in
                  ---------------
        the performance of obligations under this Agreement, any nonpublic information received by a party or its advisors, agents or representatives from the other party shall be kept confidential and shall not be used or disclosed for any purpose other than in furtherance of the transactions contemplated by this Agreement. The obligation of confidentiality shall not extend to information which:
        (A) is or becomes generally available to the public other than as a result of a disclosure by a party in violation of this Agreement; (B) was in the lawful possession of a party prior to its receipt from the other party; or (C) becomes available to a party on a nonconfidential basis from a source other than a party to this Agreement, provided such source is not known to be in violation of a confidentiality agreement. Upon termination of this Agreement, each party shall, upon request, promptly return or destroy any confidential information received from the other party. The covenants of the parties contained in this Section 5.3 shall survive any termination of this Agreement
                -----------
        but shall terminate at the Closing, if it occurs, with respect to information concerning MDI and its Subsidiaries.

             5.4  NOTIFICATION.  Stockholder and USD shall promptly notify the
                  ------------
        other in writing of the occurrence, or threatened occurrence, of: (A) any event that would constitute a breach of this Agreement by such party or any of its Subsidiaries or could be expected to have a material adverse effect on MDI's or USD's (or any of its Subsidiaries'), as the case may be, financial condition, results of operations, assets, liabilities, prospects or business or on its ability to consummate the transactions contemplated hereby on or prior to the Termination Date; (B) any event that would cause any representation or warranty made by such party in this Agreement to be false or misleading in any respect; (C) any other matter which occurs after the date of this Agreement which, if existing on the date of this Agreement, would have been required to be disclosed herein; provided, however, that the delivery of any notice under this Section
        --------  -------                                             -------
        5.4 shall not cure any breach of any provision set forth in this
        --
        Agreement or otherwise limit or affect the remedies available to the party receiving such notice; (D) any notice from any governmental or regulatory authority relating to the transactions contemplated hereby; and (E) any notice or communication from any Person suggesting that any notice, consent, filing or similar item is necessary to consummate the transactions contemplated hereby. MDI will provide to USD true and complete copies of all reports or notices to and other communications with any governmental or regulatory authority relating to MDI between the date of this Agreement and the Closing Date.

             5.5  CONSENT OF GOVERNMENTAL AUTHORITIES AND OTHERS.  Each of USD
                  ----------------------------------------------
        and Stockholder or MDI agrees to file, submit or request promptly after the date of this Agreement and to prosecute diligently any and all consents, approvals, authorizations, registrations, qualifications, filings, applications and notices appropriate for filing or submission to any governmental authorities, as provided in Sections 3.4 and 4.4. Each of USD, MDI and Stockholder agrees to
        --------------------
        file, submit or request promptly after the date of this Agreement and to prosecute diligently any and all consents, approvals, authorizations, registrations, qualifications, filings, applications and notices appropriate for filing or submission to any Person which are required for, or otherwise in furtherance of, the consummation of transactions contemplated hereby. Each of USD, MDI and Stockholder shall promptly make available to the other such information as each of them may reasonably request relating to its business, assets, liabilities, properties and personnel as may be required by each of them to prepare and file or submit such applications and notices and any additional information requested by any governmental authority, and shall update by amendment or supplement any such information given in writing. Each of USD, MDI and Stockholder represents and warrants to the other that such information, as amended or supplemented, shall be true, correct and complete and not misleading.

             5.6  ACQUISITION PROPOSALS; NO SOLICITATION.  Stockholder shall
                  --------------------------------------
        not, nor will it permit MDI or any of their respective directors, officers, employees or agents to, directly or indirectly: (A) solicit, initiate, encourage or participate in any negotiations or discussions with respect to any offer or proposal to, directly or indirectly, acquire all or a substantial portion of the business or properties, or any of the capital stock or securities, of MDI or any of its Subsidiaries, whether by merger (other than the Merger), consolidation, share exchange, business combination, purchase of assets, lease of assets, exchange of assets, pledge of assets, other disposition of assets or otherwise (an "Acquisition Transaction"); or
        (B) except as required by law, disclose to any Person, other than USD or its agents, any information not customarily disclosed concerning the business, assets, liabilities, properties and personnel of MDI, or afford to any Person other than USD and its agents access to the properties, books or records of MDI; except that as to both (A) and
        (B) above, Stockholder and MDI may, following written notice to USD as provided below, furnish information and access, in each case in response to bona fide unsolicited requests therefor, but only to the extent required by the fiduciary duties of the board of directors of Stockholder or MDI imposed by Delaware law (as determined in good faith by its respective Board of Directors based upon advice of outside counsel), as the case may be, to any Person pursuant to appropriate confidentiality agreements, and may participate in discussions and negotiate with such Person in connection with any Acquisition Transaction if the Board of Directors of Stockholder or MDI determines in its good faith judgment that such action is appropriate in furtherance of the best interests of MDI. In addition, Stockholder and MDI shall direct its officers and other appropriate personnel to cooperate with any such Person. If Stockholder or MDI receives any offer or proposal, written or otherwise, of the type referred to above, Stockholder shall promptly inform USD of such offer or proposal and furnish USD with a copy thereof if such offer or proposal is in writing.

             5.7  BEST EFFORTS.  Subject to the terms and conditions of this
                  ------------
        Agreement, each of Stockholder, MDI and USD shall use its best efforts in good faith to take or cause to be taken as promptly as practicable all reasonable actions that are within its control to cause to be fulfilled: (A) those conditions precedent to its obligations to consummate the Merger; and (B) those actions upon which the conditions precedent to the other party's obligations to consummate the Merger are dependent. Without limiting the generality of the foregoing, the parties shall in good faith vigorously defend any action seeking to enjoin, prohibit or materially restrict the Merger.

             5.8  PUBLICITY.  Stockholder and USD agree to cooperate in
                  ---------
        issuing any press release or other public announcement (including any filings made with the Commission) concerning this Agreement or the transactions contemplated hereby. Nothing contained herein shall prevent any party from at any time furnishing any information to any governmental authority which it is by law or otherwise so obligated to disclose or from making any disclosure which its counsel deems necessary or advisable in order to fulfill such party's disclosure obligations under applicable law or the rules of NASDAQ.

             5.9  SALE OR ASSIGNMENT OF INTEREST IN MVA, MDI REHAB, MIDDLESEX
                  -----------------------------------------------------------
        AND FAULKNER.  Immediately prior to the Effective Time, MDI shall sell

        ------------
        or assign its interest in MDI Rehab, Inc. ("MDI Rehab"), which owns a
                                                    --------
        75% interest in MVA Rehabilitation Associates ("MVA"), in Middlesex
                                                        ---
        MRI Center, Inc. ("Middlesex"), and in any leases or other agreements
                          ---------
        or instruments with or relating to Faulkner Hospital Sagoff Woman's Center ("Faulkner"), including the exemption letter allowing for the operation of the facility, and cause MDI and its Subsidiaries to be released from any obligations relating to MVA, MDI Rehab, Middlesex and/or Faulkner, pursuant to the terms of the Agreements attached hereto as Exhibits B and C.
                  ----------     -

             5.10 TERMINATION OF MDI'S OBLIGATIONS UNDER EMPLOYMENT
                  -------------------------------------------------
        AGREEMENTS.  Immediately prior to the Effective Time, Stockholder
        ----------
        shall assume all of MDI's and its Subsidiaries' obligations under MDI's employment and related agreements with David Gaynor, Steven James, Ruselle Robinson and Elaine McCarthy (the "Assumed Employees").
                                                          -----------------

             5.11 RELEASE OF STOCKHOLDER GUARANTEES.  The Stockholder is the
                  ---------------------------------
        guarantor of the obligations of MDI or its Subsidiaries listed on
        Schedule 5.11.  USD shall cooperate with the Stockholder and MDI in
        -------------
        obtaining the release of the Stockholder from such guarantees, including USD making available such information as is reasonably requested, regarding the business and financial condition of USD, and also, where requested, USD shall provide a substitute guarantee.

             5.12 INTERCOMPANY RECEIVABLES.  At the Effective Time, (i) all
                  ------------------------
        obligations of Stockholder and its Subsidiaries (except MDI and its Subsidiaries) and MVA and MDI Rehab and Middlesex to MDI and its Subsidiaries shall be satisfied in accordance with their terms and
        (ii) all obligations of MDI to Stockholder for advances made to MDI and its Subsidiaries which are set forth on Schedule 5.1 as to be
                                                    ------------
        satisfied at the Closing shall be satisfied in accordance with their terms.

             5.13 LEASE ARRANGEMENTS.  At the Closing, the parties shall amend
                  ------------------
        the existing Sublease between MDI and Stockholder so that either party may terminate such Sublease upon 60 days' prior written notice, without cost or liability for such termination. At the Closing, the parties shall also enter into an agreement pursuant to which, in the event that Stockholder (i) agrees with its landlord to terminate its lease for the premises which are the subject of such Sublease and vacate such premises prior to the expiration of such lease, MDI would pay 50% of any amounts payable to Stockholder's landlord as a result of such early termination or (ii) subleases all or a portion of such premises for less than the current lease payments with respect to such subleased premises, MDI would pay 50% of such deficiency; provided,
                                                                  --------
        however, that the aggregate cost to MDI under this Section 5.13 shall
        -------
        not exceed $240,000.

             5.14 MMIV ESCROW.  Immediately prior to the Effective Time, the
                  -----------
        beneficiary on the MDI Escrow Account at Fleet Bank (#9375408388) will be changed from MDI and Western Massachusetts Magnetic Resonance Services, Inc. to Stockholder.



                                      ARTICLE VI

                                ADDITIONAL AGREEMENTS
                                ----------------------


             6.1  EMPLOYEES AND BENEFIT PLANS.  Upon consummation of the
                  ---------------------------
        Merger, USD shall permit employees of MDI and its Subsidiaries to participate in each of USD's employee benefit plans and stock option plans and with credit for prior service, subject to the eligibility requirements and other terms and conditions of such plans. USD shall not be required to continue the employment of any employees of MDI and its Subsidiaries, but, to the extent USD desires to terminate the employment of any of such employees, it shall be solely responsible for effecting such termination and the consequences thereof, and nothing set forth herein shall be deemed an employment agreement.

             6.2  INVESTIGATION; NOTICES.  The representations, warranties and
                  ----------------------
        covenants set forth in this Agreement shall not be affected or diminished in any way by the receipt of any notice pursuant to Section
                                                                      --------
        5.4 or by any investigation (or failure to investigate) at any time by
        ---
        or on behalf of the party for whose benefit such representations, warranties and covenants were made. All statements contained in this Agreement or any Schedule hereto, or in any certificate or notice delivered pursuant hereto shall be deemed to be representations and warranties for purposes of this Agreement.

             6.3  SURVIVAL OF THE REPRESENTATIONS, WARRANTIES, COVENANTS AND
                  -----------------------------------------------------------
        AGREEMENTS.  All representations, warranties, covenants and
        ----------
        agreements of USD, Stockholder and MDI contained in this Agreement shall survive the Closing until the date which is 18 months after the Closing Date, except for the representations, warranties, covenants and agreements of Stockholder (a) contained in Sections 3.2, 4.2,
                                                       ------------------
        4.12, 4.13, 6.5, 6.8 and 6.11 which shall survive the Closing Date
        -----------------------------
        without limitation as to time, (b) relating to taxes of any kind or to tax related matters, which shall survive the Closing Date until the date which is thirty (30) days after the date the applicable statute of limitations for the payment, collection or assessment of any such tax has expired and (c) contained in Section 6.9 which shall survive
                                             -----------
        the Closing for three years.

             6.4  INDEMNIFICATION.
                  ---------------

                  6.4.1     Subject to the limitations set forth in Section
                                                                    -------
        6.4.4 hereof, Stockholder agrees to indemnify and hold harmless USD
        -----
        and its assigns from, against and in respect of, the full amount of any and all liabilities, damages, claims, deficiencies, settlements, fines, assessments, losses, taxes, penalties, interest, costs and expenses, including, without limitation, reasonable fees and disbursements of counsel (collectively "Losses") arising from, in
                                               ------
        connection with, or incident to: (i) any breach or violation of any of the representations, warranties, covenants or agreements of Stockholder or MDI contained in this Agreement or in any document or certificate delivered by Stockholder or MDI at or prior to the Closing; and (ii) any and all actions, suits, proceedings, demands, assessments, judgments, costs and expenses incidental to any of the foregoing; provided, however, that notwithstanding the foregoing: (i)
                --------  -------
        this Section 6.4.1 shall not apply to the Raytel Litigation, the Lynch
             -------------
        Litigation or Assumed Employee Claims, and any indemnification with respect to the Raytel Litigation, the Lynch Litigation or Assumed Employee Claims shall be governed by Section 6.11; and (ii) this
                                             -------------
        Section 6.4.1 shall not apply to the extent a matter is covered by
        -------------
        Section 6.10.
        ------------

                  6.4.2     Subject to the limitations set forth in Section
                                                                   --------
        6.4.4 hereof, USD agrees to indemnify and hold harmless Stockholder
        -----
        from, against and in respect of, the full amount of any and all Losses arising from, in connection with, or incident to: (i) any breach or violation of any of the representations, warranties, covenants or agreements of USD contained in this Agreement or in any document or certificate delivered by USD at or prior to the Closing; and (ii) any and all actions, suits, proceedings, demands, assessments, judgments, costs and expenses incidental to any of the foregoing.

                  6.4.3 A party or parties hereto agreeing to be responsible for or to indemnify against any matter pursuant to this
        Section 6.4 is referred to herein as the "Indemnifying Party" and the
        -----------
        other party or parties claiming indemnity is referred to as the "Indemnified Party." An Indemnified Party under this Agreement shall, with respect to claims asserted against such party by any third party, give written notice to each Indemnifying Party of any liability which might give rise to a claim for indemnity under this Agreement within ten (10) business days of the receipt of any written claim from any such third party, and with respect to other matters for which the Indemnified Party may seek indemnification, give prompt written notice to each Indemnifying Party; provided, however, that any failure to
                                    --------  -------
        give such notice will not waive any rights of the Indemnified Party except to the extent the rights of the Indemnifying Party are materially prejudiced. The Indemnifying Party shall in good faith and at its sole cost and expense prosecute, contest and defend, by all appropriate legal proceedings, with counsel satisfactory to the Indemnified Party, all such claims. The Indemnified Party shall have the right, at its own expense, to participate in such proceedings and to be represented by separate attorneys of its choice. The Indemnified Party and the Indemnifying Party agree to afford one another the opportunity to be present at, and to participate in, conferences with all Persons asserting claims for which indemnification is sought hereunder. The Indemnified Party and the Indemnifying Party shall actively cooperate with and assist each other to the extent lawful and reasonably possible. The Indemnified Party shall be kept fully informed of the defense of any such claim at all stages thereof. In the event that the Indemnifying Party fails to timely and in good faith defend against any such claim, the Indemnified Party shall, after providing 10 days prior written notice to the Indemnifying Party, have the right, but not the obligation, to defend the same and may make any compromise or settlement thereof and recover and be indemnified for the entire cost thereof from the Indemnifying Party. If, in good faith, the Indemnified Party concludes that there are specific defenses or counterclaims available to the Indemnified Party which are different from or in addition to those available to the Indemnifying Party, or that such claims may have a material adverse effect on the Indemnified Party with respect to the scope of the foregoing indemnities, then the Indemnified Party shall have the right to direct the defense of any such claim and the Indemnifying Party shall bear the expenses thereof. In the event that the Indemnified Party is, directly or indirectly, conducting a defense against any such claim, the Indemnifying Party shall cooperate with the Indemnified Party in any such defense and make available to it all such witnesses, records, materials and information in its possession or under its control.

                  6.4.4 Except as otherwise set forth herein, no party shall have any obligation under the indemnification provisions set forth in Sections 6.4.1 or 6.4.2: (i) unless notice of a claim for
              ------------------------
        indemnity in respect of any matter has been given such party on or before the date which is 18 months after the date of Closing, provided, however, that with respect to any tax matters, notice of a
        --------  -------
        claim for indemnity must be given on or before the date which is thirty (30) days after the expiration of the applicable statute of limitations; and (ii) until and only to the extent that the aggregate of all claims for which USD, on the one hand, or Stockholder, on the other hand, is responsible under the indemnification provisions of Sections 6.4.1 or 6.4.2, respectively, exceeds $500,000 (the "Basket
        -----------------------                                       ------
        Limitation"); and (iii) to the extent such liability exceeds
        ----------
        $3,000,000 in the aggregate (the "Cap Limitation").  Notwithstanding
                                          --------------
        any provision to the contrary set forth herein, none of the limitations of this Section 6.4.4 shall apply with respect to (or be
                            -------------
        considered in giving effect to) the indemnification obligations of a party arising in connection with the breach of any representation, warranty or covenant set forth in Sections 3.2, 4.2, 4.12, 4.13, 6.5,
                                          -----------------------------------
        6.8, 6.9, 6.10 and 6.11, hereof and none of the limitations of this
        --------------     -----
        Section 6.4.4 shall apply with respect to any action based upon
        -------------
        intentional and willful, or fraudulent actions, misrepresentations or breach of any party; and the Cap Limitation shall be inapplicable with respect to indemnification obligations of a party arising in connection with the breach of any provision of Articles II or V; and
                                                     ----------------
        the Basket Limitation shall be inapplicable with respect to indemnification obligations of a party arising in connection with the breach of any provision of Article II or Sections 5.2 through 5.14;
                                   ----------    ------------         ----
        and the Basket Limitation with respect to indemnification obligations of a party arising in connection with the breach of any provision of
        Section 5.1 shall be $100,000, rather than $500,000.  By way of
        -----------
        example, any liability under Section 6.11 shall not be included when
                                     ------------
        calculating such $3,000,000 amount.  For purposes of the calculation under this subsection, there shall be an offset against claims of an amount equal to the amount of any cash payment actually received by an Indemnified Party after the Closing Date covering any such claim from any insurance policy.

                  6.4.5     Except to the extent specifically provided for in
        Section 6.10, Section 6.11 or elsewhere herein, the parties hereto

        ------------  -------------
        agree that indemnification pursuant to this Section 6.4 is the sole
                                                    -----------
        and exclusive monetary remedy of the parties for breach of contract for the breach of any representation, warranty, covenant or agreement of any party hereto under this Agreement; provided, however, that the
                                                  --------  -------
        foregoing shall be inapplicable to intentional or willful breaches or violations and shall not preclude any party from pursuing any equitable remedies available to it.

             6.5  GENERAL RELEASE.  As a material inducement for USD and
                  ---------------
        Acquisition to enter into this Agreement, effective as the Effective Time, except as expressly set forth on Schedule 6.5, Stockholder, on
                                               ------------
        behalf of itself and its Subsidiaries (including MVA, Middlesex and MDI Rehab), hereby unconditionally and irrevocably releases and forever discharges, effective as of the Effective Time, MDI and its respective Subsidiaries from any and all rights, claims, demands, judgments, obligations, liabilities and damages, whether accrued or unaccrued, asserted or unasserted, and whether known or unknown, suspected or unsuspected, relating to MDI and/or any of its Subsidiaries which ever existed, now exist, or may hereafter exist, by reason of any tort, breach of contract, violation of law or other act or failure to act which shall have occurred at or prior to the Effective Time, including, but not limited to, any rights of subrogation with respect to obligations of MDI to Chase. Stockholder expressly intends that the foregoing release shall be effective regardless of whether the basis for any claim or right hereby released shall have been known to or anticipated by Stockholder.

             6.6  ASSIGNMENT OF RIGHTS OF STOCKHOLDER UNDER 1995 ACQUISITION
                  ----------------------------------------------------------
        AGREEMENT.  Effective as of the Effective Time, Stockholder shall be
        ---------
        deemed to have assigned to USD all of its right, title and interest in and to, and all of its benefits and privileges (other than rights to bring or defend claims under the Lynch Litigation), if any, under the 1995 Merger Agreement, including, but not limited to, those relating to indemnification, if any.

             6.7  DISCHARGE OF BANK DEBT.  Immediately prior to the Effective
                  ----------------------
        Time, Stockholder shall advise USD as to the exact amount of all of MDI's and its Subsidiaries' obligations to Chase, as of the Effective Time; and at the Effective Time, USD shall deliver such amount directly to Chase on behalf of MDI by wire transfer in partial satisfaction of the Merger Consideration and the amount to be paid to Stockholder in cash under Section 2.6(b) shall be reduced by such
                                  --------------
        amount.

             6.8  BLOCKED ACCOUNT, PLEDGE AND SECURITY AGREEMENT.  At the
                  ----------------------------------------------
        Closing, Stockholder shall transfer $1,000,000 of the Merger Consideration into a bank account and Stockholder shall also pledge 1,250,000 shares of Advanced Mammography Systems, Inc. common stock, all to be held in accordance with the terms and conditions of the Blocked Account, Pledge and Security Agreement, attached hereto as Exhibit D. USD and Stockholder agree to execute such Agreement at the
        ---------
        Closing.

             6.9  RESTRICTIVE COVENANTS.
                  ---------------------

                  6.9.1     NONCOMPETITION.  Stockholder recognizes that in
                            --------------
        order to assure USD and Acquisition that USD will retain the value of MDI as a "going concern," it is necessary that Stockholder undertakes not to utilize its special knowledge of the business of MDI and its relationship with customers and suppliers of MDI to compete with USD or MDI. Stockholder hereby agrees that it shall, for a period of three (3) years after the Effective Time (such aggregate period being hereinafter referred to as the "Covenant Period"), refrain from, anywhere within a 50-mile radius of a site at which MDI or USD conducts business at any time during the Covenant Period, or has conducted business prior to the Effective Time, directly or indirectly, owning, managing, operating, controlling or financing, or participating in the ownership, management, operation, control or financing of, or being connected with or having any interest in, or otherwise taking any part as a stockholder, director, officer, employee, consultant, independent contractor, partner or otherwise in, any business competitive with that engaged in by MDI as of the Effective Time (excluding the business of MVA, MDI Rehab, Middlesex and Faulkner as of the Effective Time), including, but not limited to, providing radiology, MRI, CT or other diagnostic imaging services, but excluding breast imaging services and the research, development and commercialization of diagnostic imaging technology and products developed from such technology (the "Competitive Business"); provided,
                                                                     --------
        however, that the foregoing shall not apply solely to the ownership of
        -------
        not more than two percent (2%) of the outstanding stock of any company listed by a national securities exchange or an over-the-counter stock listed by the National Association of Securities Dealers, except the foregoing restriction shall not apply to the ownership by Stockholder of the securities of Advanced Mammography Systems, Inc.

                  6.9.2     CONFIDENTIAL INFORMATION.  Stockholder agrees not
                            ------------------------
        to at any time subsequent to the Effective Time, disclose, directly or indirectly, to any person or entity, or use or cause or authorize any person or entity to use any confidential information relating to MDI or any of its Subsidiaries or any information concerning financial condition, results of operations, customers, suppliers, services, inventions, sources, leads or methods of obtaining new products, services or business, intangible property or methods of operating their businesses or any other information relating to MDI or any of its Subsidiaries which Stockholder knows or should know is regarded as confidential and valuable by USD or MDI (whether or not any of the foregoing information is actually novel or unique or is actually known by others); provided, however, that this Section 6.9.2 shall not
                    --------  -------            -------------
        restrict the disclosure of confidential information (i) to any governmental entity to the extent required by law or (ii) which is publicly known and available through no wrongful act of Stockholder or its affiliates.

                  6.9.3     SOLICITATION OF BUSINESS.  During the Covenant
                            ------------------------
        Period, Stockholder agrees that it will not, directly or indirectly, at any time solicit or cause or authorize directly or indirectly to be solicited, or accept or cause or authorize directly or indirectly to be accepted, for or on behalf of itself or other persons or entities, any Competitive Business of MDI or any of its Subsidiaries from persons or entities who were customers of MDI or any of its Subsidiaries at any time within one year prior to the Effective Time.

                  6.9.4     SOLICITATION OF PERSONNEL.  During the Covenant
                            -------------------------
        Period, Stockholder agrees that it will not solicit or cause or authorize, directly or indirectly, to be solicited for employment or employ or cause or authorize, directly or indirectly, to be employed or engaged as an employee, independent contractor or sales agent, for or on behalf of itself or any other person or entity, any person who was an employee, independent contractor or sales agent of MDI or any of its Subsidiaries at the Effective Date or whose employment was terminated within three (3) months prior to or six months after the Effective Date by USD, MDI or any of its Subsidiaries; provided, that
                                                               --------
        the foregoing shall not apply to an employee of both MDI and its Subsidiaries and also of Stockholder and its Subsidiaries; and, provided, further, that the foregoing shall not apply to the Assumed
        --------  -------
        Employees or employees who perform duties principally for MVA, MDI Rehab, Middlesex or Faulkner.

                  6.9.5     USE OF SYMBOLS.  Stockholder agrees not to at any
                            --------------
        time after the Effective Time, directly or indirectly, use or authorize any person or entity (i) to use any name, mark, logo or other identifying words or images (collectively, "Symbols") which are
                                                         ---------
        similar to those used by MDI or any of its Subsidiaries in connection with any business product or service, whether or not competitive with any business then being carried on by MDI or any of its Subsidiaries or any product or service then being sold or provided by MDI or any of its Subsidiaries except to the extent that any such Symbols primarily relate to Stockholder.

                  6.9.6     INJUNCTIVE RELIEF.  Stockholder acknowledges that
                            -----------------
        it would be very difficult or impossible to measure the damages resulting from the breach of any provision of this Section 6.9.
                                                           -----------
        Stockholder further acknowledges that the restrictions herein are reasonable and reasonably necessary for the protection of the legitimate business interests and goodwill of MDI and USD, and that a violation by Stockholder of any such covenant will cause irreparable damage to MDI and USD. Therefore, Stockholder hereby agrees that any breach or threatened breach by it of any provision of this Section 6.9
                                                                  ------------
        shall entitle MDI and USD, in addition to any other legal remedies available to them, to a temporary and permanent injunction or any other appropriate decree of specific performance (without any bond or security being required) in order to enjoin such breach or threatened breach. It is the desire and intent of the parties that the provisions of this Section 6.9 shall be enforced to the fullest extent
                           -----------
        permissible under the laws and public policies applied in each jurisdiction in which enforcement is sought. Accordingly, if any particular subparagraph or portion of this Section 6.9 shall be
                                                   -----------
        adjudicated to be invalid or unenforceable, this Section 6.9 shall not
                                                         -----------
        be deemed null and void and shall be deemed amended to delete therefrom the portion thus adjudicated to be invalid or unenforceable, such deletion to apply only with respect to the operation of this
        Section 6.9 in that particular jurisdiction in which such adjudication
        -----------
        is made.  In the event any provisions of this Section 6.9 relating to
                                                      -----------
        the time period, scope of activities or areas of restrictions shall be declared by a court of competent jurisdiction to exceed the maximum time period, scope of activities or area such court deems reasonable and enforceable, the time period, scope of activities or areas of restrictions shall thereafter be deemed the maximum which such court deems reasonable and enforceable.

             6.10 TAX MATTERS.
                  -----------

                  6.10.1    Tax and Other Filings.  Upon the request of any
                            ---------------------
        party, each other party shall on and after the Closing Date cooperate with the requesting party and provide the requesting party with such information and execute and deliver such documents as the requesting party may reasonably request with respect to the filing and auditing of Tax Returns and financial statements with respect to any required filings with any government agencies or related claims with respect to MDI and its Subsidiaries for all periods prior to the Closing Date. USD further agrees to maintain the records of MDI and its Subsidiaries received by reason of the Merger relating to the period prior to or after the Closing Date for a period of six years, provided that should

                                                           --------
        USD decide to dispose of any such records prior to the end of such six year period it shall give prior written notice to the Stockholder in order that the Stockholder may determine to take possession of any of the records sought to be disposed of.

                  6.10.2    Indemnification for Taxes.  Notwithstanding any
                            -------------------------
        provision to the contrary set forth in Section 6.4.4 hereof or any
                                               -------------
        other provision hereof, Stockholder agrees to indemnify and hold USD and MDI and its Subsidiaries and their respective successors and assigns harmless from, against and in respect of: (i) all liabilities, damages, claims, deficiencies, fines, assessments, losses, penalties, interest, costs and expenses for Taxes (including, but not limited to, those arising in connection with the transactions contemplated in connection herewith) attributable to all Tax years or portions thereof ending on or prior to the Closing Date imposed with respect to MDI or any of its Subsidiaries or any Affiliated Group of which MDI or any of its Subsidiaries was a member at any time prior to the Closing Date; and (ii) any and all actions, suits, proceedings, demands, assessments, judgments, costs (including, but not limited to, reasonable fees and disbursements of counsel) and expenses incidental to any of the foregoing. Notwithstanding the foregoing, if a court of competent jurisdiction having final adjudicative authority and from which no appeal is available shall determine that a party is not entitled to indemnification with respect to a claim, then such party shall not be entitled to recover its legal fees with respect to such claim.

                  6.10.3    Returns for Tax Periods Ending on or Before the
                            -----------------------------------------------
         Closing Date.  Stockholder shall file (or cause to be filed) any Tax
        -------------
        Returns of MDI and its Subsidiaries for Tax periods ending on or before the Closing Date which are to be filed after the Closing Date. Such Tax Returns shall be prepared on a basis consistent with past practice to the extent such past practice is consistent with all state, local and foreign Tax laws, rules and regulations.

                  6.10.4    Returns for Tax Periods Beginning Before and
                            --------------------------------------------
        Ending After the Closing Date.  USD shall file (or cause to be filed)
        -----------------------------
        any Tax Returns of MDI and its Subsidiaries for Tax periods which begin before the Closing Date and end after the Closing Date. Such Tax Returns shall be prepared on a basis consistent with past practice to the extent such past practice is consistent with all state, local and foreign Tax laws, rules and regulations. USD shall send copies of such Tax Returns to Stockholder. Stockholder shall pay to USD within ten days of the date on which Taxes are paid with respect to such periods an amount equal to the Tax liability of MDI and its Subsidiaries for the portion of such period ending on the Closing Date, subject to reasonable objection by Stockholder to the calculations pursuant to Section 6.10.5. Such Tax liability shall be computed as if the Tax periods of MDI and its Subsidiaries ended on the Closing Date and included an allocable share of the income, deductions and other Tax items of MDI and its Subsidiaries. The income, deductions and other Tax items of MDI and its Subsidiaries for such Tax periods shall be allocated to the portion of the period ending on the Closing Date and the portion of the period beginning after the Closing Date by closing the books of MDI and its Subsidiaries as of the end of the Closing Date.

                  6.10.5    Calculation of Indemnity.  The party seeking
                            ------------------------
        indemnification shall give the other party written notice of such claim for indemnification pursuant to this Section 6.10 which notice
                                                   ------------
        shall include a calculation of the amount of the requested indemnity payment. In the event of a dispute, the party presenting a claim for indemnification shall be notified in writing by the party required to indemnify as to the amount of the claim that is disputed and the basis therefor. In such event, the calculation shall be reviewed by a nationally recognized independent certified public accounting firm for the party presenting the claim. For purposes of this Section 6.10.5,
                                                              --------------
        and the calculation of any indemnity under this Section 6.10, interest
                                                        ------------
        or penalties accruing after the Closing Date with respect to a liability for a Tax attributable to a taxable period ending on or prior to the Closing Date shall be deemed to be attributable to a taxable period ending on or prior to the Closing Date. If the indemnifying party after consultation with its nationally recognized independent certified accounting firm disagrees with the calculation of the indemnity payment, such disagreement shall be referred for resolution to such other nationally recognized independent certified public accounting firm as is mutually agreed upon by the parties. The decision of such firm shall be final and binding on the parties. The fees of such other public accounting firm shall be shared equally by Stockholder and USD. Neither party may select a public accounting firm which is then or had been within the prior two years retained by such party for accounting services.

             6.11 OTHER INDEMNIFICATIONS.
                  -----------------------

                  6.11.1 Notwithstanding any provision to the contrary set forth herein, Stockholder agrees to indemnify and hold harmless USD and MDI and their respective Affiliates, successors and assigns from, against and in respect of, and be primarily liable for, the full amount of any and all Losses arising from, in connection with, or incident or relating to: (i) the lawsuits styled Medical Diagnostics,
                                                        --------------------
        Inc., et al v. Medical Imaging Partners, L.P., et al (Middlesex
        -----------    -------------------------------------
        (County) Superior Court, Commonwealth of Massachusetts, Civil Docket No. MICV92-95872) and/or Raytel Medical Corporation v. Medical
                                  -------------------------     --------
        Diagnostics, Inc., et al (Court of Chancery of the State of Delaware,
        ------------------------
        New Castle County, Case No. 13905) and any actions, suits or other proceedings by Raytel to enjoin the Merger and all claims, counterclaims, actions and/or causes of action of Raytel and/or any other Person relating to or arising in connection with Mass. Mobile Imaging Venture ("MMIV") or relating to the facts and circumstances giving rise to such matters (the "Raytel Litigation"); and (ii) all actions, suits, proceedings, demands, assessments, judgments, costs and expenses incidental to any of the foregoing. Notwithstanding anything to the contrary set forth herein, such indemnity shall not be interpreted or construed to cover fees or disbursements of counsel to MDI which accrued and were paid prior to January 1, 1997. Notwithstanding anything to the contrary set forth herein, such indemnity shall not pertain to any action taken, or, if a duty to act exists not taken, by MDI or its Subsidiaries (other than MVA, MDI Rehab and Middlesex) which is unrelated to the Raytel Litigation which arises, accrues or occurs solely after the Effective Time and over which USD had control. Notwithstanding the foregoing, such indemnity shall not pertain to the distribution of undistributed profits of MMIV for the period ended December 31, 1996 to Raytel, to the distribution of a portion of MMIV's assets as of December 31, 1996 to Raytel in liquidation of MMIV or to reasonable and customary out-of-pocket expenses incurred in the liquidation of MMIV, in each instance in accordance with the general partnership agreement of MMIV which provides for the dissolution of MMIV as of December 31, 1996. Without limiting the generality of the foregoing, the parties intend for the foregoing indemnity to be interpreted and construed broadly: (i) to fully indemnify, hold harmless and compensate USD and MDI and their respective Affiliates, successors and assigns from, against and in respect of any determination, ruling, judgment, award, order or other finding relating to the Raytel Litigation in favor of Raytel or its Affiliates or not in favor of MDI or any of its Affiliates, including, but not limited to, any determination that Raytel is or may be entitled to any revenues or profits relating to MMIV's or any of its Affiliates' activities or operations after December 31, 1996; (ii) so as to place USD and MDI and their respective Subsidiaries, successors and assigns in the same position as if the Raytel Litigation were dismissed with prejudice without cost or adverse effect to MDI or USD or their respective Affiliates, successors or assigns on January 1, 1997; and (iii) so as to place USD and MDI and their respective Subsidiaries, successors and assigns in the same position as if Raytel had executed a general release in favor of each of them (except with respect to the above-referenced permitted distributions by MMIV to Raytel) as of January 1, 1997 without adverse cost or effect to any of them. Subject to the foregoing provisions, in the event that MDI is awarded and receives any monetary damages against Raytel in the Raytel Litigation pursuant to a final judgment of a court of competent jurisdiction which is not subject to further appeal, then if and only to the extent that USD and MDI have been fully indemnified and held harmless as provided above (and received full and final payment therefor without offset), and all cases comprising the Raytel Litigation have been settled or decided by a trial court of competent jurisdiction, then Stockholder shall be entitled to the net amount (i.e., after giving effect to any indemnity payment under this Section
         ----                                                          -------
         6.11) of any such monetary award against Raytel.  Any payment under
        ----
        this Section 6.11 relating to fees and disbursements of counsel to MDI
             ------------
        shall be made within ten business days after demand. Any other payment under this Section 6.11 shall be made within ten business days
                           ------------
        after any settlement or court order, judgment or ruling with respect thereto.

                  6.11.2 Notwithstanding any provision to the contrary set forth herein, Stockholder agrees to indemnify and hold harmless USD and MDI and their respective Affiliates, successors and assigns from, against and in respect of, and be primarily liable for, the full amount of any and all Losses arising from, in connection with, or incident or relating to: (i) existing litigation, arbitration or other proceedings to which MDI and its former chief executive officer, John Lynch, are parties (and all facts and circumstances giving rise thereto), and all claims, counterclaims, actions, causes of action and similar items of any nature whatsoever of John Lynch or his executors, personal representatives, successors or assigns against MDI or any of its Affiliates (collectively, the "Lynch Litigation"); and (ii) and
                                           -----------------
        all actions, suits, proceedings, demands, assessments, judgments, costs and expenses incidental to any of the foregoing.
        Notwithstanding anything to the contrary set forth herein, such indemnity shall not be interpreted or construed to cover fees or disbursements of counsel which accrued and were paid prior to January 1, 1997. Without limiting the generality of the foregoing, the parties intend for the foregoing indemnity to be interpreted and construed broadly so as to place USD and MDI in the same position as if John Lynch executed a general release in favor of MDI, USD and their respective Affiliates, successors and assigns effective as of January 1, 1997 without adverse cost or effect to any of them.

                  6.11.3 Notwithstanding any provision to the contrary set forth herein, Stockholder agrees to indemnify and hold harmless USD and MDI and their respective Affiliates, successors and assigns from, against and in respect of, and be primarily liable for, the full amount of any and all Losses arising from, in connection with, or incident or relating to: (i) any claim, counterclaim, action, cause of action or demand of any nature whatsoever, of any Assumed Employee, which ever existed, now exists or may hereafter exist, by reason of any tort, breach of contract, violation of law or other act or failure to act which occurred prior to the Effective Time; (ii) any claim, counterclaim, action, cause of action or demand of any nature whatsoever of any Assumed Employee relating to such individual's employment agreement(s) or arrangements with MDI and/or any of its Subsidiaries, including, but not limited to, any claims for salary or benefits (including, but not limited to, deferred compensation, accrued vacation and severance benefits); and (iii) all actions, suits, proceedings, demands, assessments, judgments, costs and expenses incidental to any of the foregoing. Without limiting the generality of the foregoing, the parties intend for the foregoing indemnity to be interpreted and construed broadly so as to place USD and MDI in the same position as if all such individuals had agreed to terminate their respective employment and related agreements as of the Effective Time and executed a general release in favor of MDI, USD and their respective Affiliates, successors and assigns effective as of the Effective Time without adverse cost or effect to MDI, USD and their respective Affiliates, successors and assigns. Any and all of the foregoing matters are hereafter referred to as "Assumed Employee
                                                            ----------------
        Claims".
        -------

                  6.11.4 The parties expressly acknowledge and agree that, notwithstanding any other provision to the contrary set forth in this Agreement, the limitations of Section 6.4.4 shall be inapplicable to
                                      -------------
        this Section 6.11.
             ------------

                  6.11.5 Stockholder shall in good faith and at its sole cost and expense prosecute, contest and defend, by all appropriate legal proceedings, with counsel satisfactory to USD (USD hereby acknowledges that Stockholder's present counsel in the Raytel Litigation and the Lynch Litigation is satisfactory to USD), the Raytel Litigation, the Lynch Litigation and any Assumed Employee Claims. USD shall have the right to participate in such proceedings and to be represented by separate attorneys of its choice at its own cost and expense provided such participation does not hinder the proceedings. In the event that, after the Effective Time, USD determines, in its reasonable judgment, after written notice to Stockholder specifying the grounds for its determination and an opportunity to cure, that Stockholder is not in good faith prosecuting, contesting and defending the Raytel Litigation, the Lynch Litigation or any Assumed Employee Claims by all appropriate legal proceedings, then USD, upon notice to Stockholder, shall have the right, but not the obligation, to assume such prosecution, contest and defense and compromise and settle the same, all at Stockholder's sole cost and expense, and Stockholder shall cooperate therewith. USD shall have the right to approve any settlement of the Raytel Litigation and/or the Lynch Litigation and/or any Assumed Employee Claims, which approval shall not be unreasonably withheld (it being understood that it shall not be unreasonable to withhold consent to any settlement involving injunctive or other equitable relief or any settlement to the extent Stockholder could not immediately indemnify the indemnified parties in full in cash under this Section 6.11).
                                                           ------------
        Stockholder agrees to afford USD and its counsel the opportunity to be present at, and to participate in, all conferences with Raytel or its counsel relating to the Raytel Litigation and/or the Lynch Litigation and/or any Assumed Employee Claims. Stockholder shall keep USD fully informed of the Raytel Litigation, the Lynch Litigation and any Assumed Employee Claims.


                                     ARTICLE VII

                      CLOSING; CONDITIONS PRECEDENT; TERMINATION
                      ------------------------------------------


             7.1  CLOSING.  At the Closing, the parties shall deliver to each
                  -------
        other such documents as may be specified, or required to satisfy the conditions set forth, in Sections 7.2, 7.3 and 7.4, and such other
                                 -------------------------
        documents and instruments as each party may reasonably request from the other party. All proceedings to be taken and all documents to be executed at the Closing shall be deemed to have been taken, delivered and executed simultaneously, and no proceeding shall be deemed taken nor documents deemed executed or delivered until all have been taken, delivered and executed.

             7.2  MUTUAL CONDITIONS PRECEDENT.  The respective obligations of
                  ---------------------------
        the parties to consummate the transactions contemplated by this Agreement are subject to the satisfaction at or prior to the Closing of the following conditions.

                  (a)  GOVERNMENTAL CONSENTS.  All consents and approvals
                       ---------------------
        required by governmental authorities for the consummation of the transactions contemplated by this Agreement shall have been obtained, including without limitation, the expiration or termination of any notice and waiting period under the HSR Act.

                  (b)  NO LITIGATION.  No litigation, arbitration or other
                       -------------
        proceeding shall be pending or, to the knowledge of the parties, threatened by or before any court, arbitration panel or governmental authority; no law or regulation shall have been enacted after the date of this Agreement; and no judicial or administrative decision shall have been rendered; in each case, which enjoins, prohibits or materially restricts the consummation of the transactions contemplated by this Agreement.

             7.3  CONDITIONS PRECEDENT TO THE OBLIGATIONS OF USD.  The
                  ----------------------------------------------
        obligations of USD to consummate the transactions contemplated by this Agreement are subject to the satisfaction at or prior to the Closing of the following conditions.

                  (a)  REPRESENTATIONS AND WARRANTIES TRUE.  The
                       -----------------------------------
        representations and warranties of Stockholder and MDI contained in this Agreement and in any certificate or notice delivered pursuant to this Agreement shall be true and correct in all material respects (except for representations and warranties which are by their terms qualified by materiality, which shall be true and correct in all respects after giving effect to the materiality qualification contained in such representations and warranties) as of the Closing Date with the same force and effect as though made on and as of such date, except to the extent that such representations and warranties by their terms are specifically made as of an earlier date.

                  (b)  COVENANTS PERFORMED.  The covenants of Stockholder and
                       -------------------
        MDI contained in this Agreement to be performed or complied with on or prior to the Closing Date shall have been duly performed or complied with in all material respects.

                  (c)  NO MATERIAL ADVERSE CHANGE.  Since the date of this
                       --------------------------
        Agreement, (i) there shall not have been disclosed or occurred any event or condition of any character which has adversely affected or could adversely affect in any material respect USD's ability to operate the business of MDI, (ii) no event or condition shall have occurred which has adversely affected or could adversely affect in any material respect the financial condition, results of operations, assets, liabilities, business or prospects of MDI and its Subsidiaries on a consolidated basis and (iii) there shall have occurred no material deterioration in the financial condition, results of operations, assets, liabilities, business or prospects of MDI and its Subsidiaries on a consolidated basis.

                  (d)  CONSENTS.  Stockholder shall have obtained all consents
                       --------
        and approvals required to effectuate the transactions contemplated herein or otherwise contemplated herein on behalf of MDI and its Subsidiaries, all of which shall have been obtained without the imposition of any materially adverse terms or condition.

                  (e)  OPINION OF COUNSEL.  USD shall have received from Reid
                       ------------------
        & Priest, LLP, legal counsel to Stockholder, an opinion letter, dated the Closing Date, in form and substance reasonably satisfactory to USD, with respect to the matters set forth in Exhibit E to this
                                                      ---------
        Agreement, which matters shall include a separate opinion from Ashby & Geddes that stockholder approval by Stockholder's stockholders is not required under the Delaware GCL for MDI to consummate the Merger.

                  (f)  AUDITORS' "COMFORT" LETTERS.  USD shall have received
                       ---------------------------
        from Richard A. Eisner & Company, LLP, auditors for Stockholder, a letter dated as of a date not more than two days prior to the Closing Date, in form and substance reasonably satisfactory to USD, with respect to the matters set forth in Exhibit F to this Agreement and
                                            ---------
        such additional matters reasonably requested by USD.

                  (g)  CERTIFICATE OF STOCKHOLDER.  Stockholder shall have
                       -------------------------
        delivered to USD a certificate executed by its Chief Executive Officer and Chief Financial Officer, dated the Closing Date, certifying in such detail as USD may reasonably request, that the conditions specified in Sections 7.3(a), (b) and (c) above have been fulfilled
                  ----------------------------
        and as to such other matters as USD may reasonably request.

                  (h)  SALE OR ASSIGNMENT OF INTEREST IN MDI REHAB, MIDDLESEX,
                       -------------------------------------------------------
        MVA AND FAULKNER.  MDI shall have transferred or assigned its interest
        ----------------
        in MDI Rehab, Middlesex, MVA and in Faulkner and caused MDI and its Subsidiaries to be released from any obligations relating to Faulkner, MDI Rehab, Middlesex or MVA, pursuant to the terms of the Agreements attached hereto as Exhibits B and C, respectively.

                  (i)  TERMINATION OF MDI'S OBLIGATIONS UNDER EMPLOYMENT
                       -------------------------------------------------
        AGREEMENTS.  Stockholder shall have assumed all of MDI's and its
        ----------
        Subsidiaries' obligations under and relating to their employment agreements with each of the Assumed Employees.

                  (J)  INTERCOMPANY RECEIVABLES.  All obligations of
                       ------------------------
        Stockholder and its Subsidiaries (except MDI and its Subsidiaries) and MVA and MDI Rehab and Middlesex to MDI and its Subsidiaries shall have been satisfied in accordance with their terms.

                  (K)  RESIGNATIONS.  Stockholder shall have delivered such
                       ------------
        resignations of officers and directors of MDI and its Subsidiaries as USD shall have requested.

             7.4  CONDITIONS PRECEDENT TO THE OBLIGATIONS OF STOCKHOLDER AND
                  ----------------------------------------------------------
        MDI.  The obligations of Stockholder and MDI to consummate the
        ---
        transactions contemplated by this Agreement are subject to the satisfaction at or prior to the Closing of the following conditions.

                  (a)  REPRESENTATIONS AND WARRANTIES TRUE.  The
                       -----------------------------------
        representations and warranties of USD contained in this Agreement or in any certificate or notice delivered pursuant to this Agreement shall be true and correct in all material respects (except for representations and warranties which are by their terms qualified by materiality, which shall be true and correct in all respects after giving effect to the materiality qualifications contained in such representations and warranties) as of the Closing Date with the same force and effect as though made on and as of such date, except to the extent such representations and warranties by their terms are specifically made as of an earlier date.

                  (b)  COVENANTS PERFORMED.  The covenants of USD contained in
                       -------------------
        this Agreement to be performed or complied with on or prior to the Closing Date shall have been duly performed or complied with in all material respects.

                  (c)  NO MATERIAL ADVERSE CHANGE.  No event or condition
                       --------------------------
        shall have occurred which has adversely affected or may reasonably be expected to adversely affect in any material respect the ability of USD to consummate the transactions contemplated hereby.

                  (d)  OPINION OF COUNSEL.  Stockholder shall have received
                       ------------------
        from Stearns Weaver Miller Weissler Alhadeff & Sitterson, P.A., legal counsel to USD, an opinion letter, dated the Closing Date, in form and substance reasonably satisfactory to Stockholder, with respect to the matters set forth in Exhibit G to this Agreement.
                       ---------

                  (e)  USD'S CERTIFICATE.  USD shall have delivered to
                       -----------------
        Stockholder a certificate executed by its President or a Vice President, dated the Closing Date, certifying in such detail as Stockholder may reasonably request, that the conditions specified in Sections 7.4(a), (b) and (c) above have been fulfilled.
        ----------------------------

                  (f)  TERMINATION OF GUARANTEES.  The Stockholder shall be
                       -------------------------
        released from its obligations under the guarantees listed in Schedule
                                                                     -------
        5.12 or USD shall indemnify it therefrom.
        ----

                  (g)  INTERCOMPANY RECEIVABLES.  All obligations of MDI and
                       ------------------------
        its Subsidiaries to Stockholder for advances subsequent to the date hereof which are set forth on Schedule 5.1 as to be satisfied as of
                                      ------------
        the Closing shall have been satisfied.

                  (h)  MMIV ESCROW.  All rights of MDI and Western
                       -----------
        Massachusetts Magnetic Resonance Services, Inc. under the MDI Escrow Agreement at Fleet Bank shall have been assigned to Stockholder.

             7.5  TERMINATION.  This Agreement and the transactions
                  -----------
        contemplated hereby may be terminated prior to the Closing:

                  (a)  at any time by mutual consent of the parties;

                  (b) by either party if the Closing has not occurred on or prior to April 30, 1997 (the "Termination Date"), provided the failure
                                      ----------------
        of the Closing to occur by such date is not the result of the failure of the party seeking to terminate this Agreement to perform or fulfill any of its obligations hereunder;

                  (c) by USD at any time in its sole discretion if any of the representations or warranties of Stockholder in this Agreement are not in all material respects true and accurate or if Stockholder breaches in any material respect any covenant contained in this Agreement, provided that if such misrepresentation or breach is curable, it is not cured within ten business days after written notice thereof specifying the nature of the breach, but in any event prior to the Termination Date;

                  (d) by MDI or Stockholder at any time in its sole discretion if any of the representations or warranties of USD or Acquisition in this Agreement are not in all material respects true and accurate or if USD or Acquisition breaches in any material respect any covenant contained in this Agreement, provided that if such misrepresentation or breach is curable, it is not cured within ten business days after written notice thereof specifying the nature of the breach, but in any event prior to the Termination Date; or

                  (e) subject to the payment of the termination fee referred to in Section 8.7, by either USD or Stockholder, if MDI's or
              -----------
        Stockholder's Board of Directors has accepted or recommended or resolved to accept or recommend to their respective stockholders in accordance with their fiduciary duties under Delaware law, an Acquisition Transaction which, after consultation with and based on the advice of their independent counsel (which may include regularly engaged independent counsel) and financial advisers, MDI's or Stockholder's Board of Directors has determined in good faith to be more favorable to the stockholders of MDI and Stockholder than the Merger from a financial point of view.

                  In the event this Agreement is terminated pursuant to this
        Section 7.5, this Agreement shall terminate and become void and of no
        -----------
        force and effect, the Merger shall be abandoned without further action by any of the parties to this Agreement, and no party to this Agreement shall have any liability or further obligation under this Agreement, except for the agreements contained in Sections 5.3
                                                          -------------
        (Confidentiality), 8.7 (Fees and Expenses), 8.10 (Litigation;
                           ----                     ----
        Prevailing Parties), 8.12 (Governing Law) and 8.13 (Jurisdiction and
                            ----                     ----
        Venue); provided that, unless payments are fully made under Section
                -------                                             --------
        8.7, any termination of this Agreement pursuant to this Section 7.5
        ---                                                     ------------
        shall not relieve any party from any liability for the breach of any representation, warranty or covenant contained in this Agreement or be deemed to constitute a waiver of any remedy available for such breach.


                                     ARTICLE VIII

                                    MISCELLANEOUS
                                    -------------

             8.1  NOTICES.  Any notice or other communication under this
                  -------
        Agreement shall be in writing and shall be delivered personally or sent by registered mail, return receipt requested, postage prepaid, or sent by prepaid overnight courier to the parties at the addresses set forth below their names on the signature pages of this Agreement (or at such other addresses as shall be specified by the parties by like notice), to the attention of the President of such party. Such notices, demands, claims and other communications shall be deemed given when actually received or: (A) in the case of delivery by overnight service with guaranteed next day delivery, the next day or the day designated for delivery; or (B) in the case of registered U.S. mail, five days after deposit in the U.S. mail.

             8.2  ENTIRE AGREEMENT.  This Agreement and the Confidentiality
                  ----------------
        Agreement among the parties contain every obligation and understanding between the parties relating to the subject matter hereof and merge all prior discussions, negotiations and agreements, if any, between them, and none of the parties shall be bound by any representations, warranties, covenants, or other understandings, other than as expressly provided or referred to herein. In the event that any term herein is inconsistent with any term in such Confidentiality Agreement, the provision providing the greater restriction as to confidentiality shall govern.

             8.3  ASSIGNMENT.  This Agreement may not be assigned by any party
                  ----------
        without the written consent of the other parties. Subject to the preceding sentence, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, and permitted assigns.

             8.4  WAIVER AND AMENDMENT.  Any representation, warranty,
                  --------------------
        covenant, term or condition of this Agreement which may legally be waived, may be waived, or the time of performance thereof extended, at any time by the party hereto entitled to the benefit thereof, and any term, condition or covenant hereof may be amended by the parties hereto at any time. Any such waiver, extension or amendment shall be evidenced by an instrument in writing executed on behalf of the appropriate party by a person who has been authorized by its Board of Directors to execute waivers, extensions or amendments on its behalf. No waiver by any party hereto, whether express or implied, of its rights under any provision of this Agreement shall constitute a waiver of such party's rights under such provisions at any other time or a waiver of such party's rights under any other provision of this Agreement. No failure by any party hereto to take any action against any breach of this Agreement or default by another party shall constitute a waiver of the former party's right to enforce any provision of this Agreement or to take action against such breach or default or any subsequent breach or default by such other party.

             8.5  NO THIRD PARTY BENEFICIARY.  Nothing expressed or implied in
                  --------------------------
        this Agreement is intended, or shall be construed, to confer upon or give any Person other than the parties hereto and their respective successors and permitted assigns, any rights or remedies under or by reason of this Agreement.

             8.6  SEVERABILITY.  In the event that any one or more of the
                  ------------
        provisions contained in this Agreement shall be declared invalid, void or unenforceable, the remainder of the provisions of this Agreement shall remain in full force and effect, and such invalid, void or unenforceable provision shall be interpreted as closely as possible to the manner in which it was written.

             8.7  EXPENSES; TERMINATION FEE.
                  -------------------------

                  (a)  EXPENSES.  All expenses (including, without limitation,
                       --------
        legal fees and expenses, investment banking fees, fees and expenses of accountants) incurred by Stockholder or MDI in connection with the transactions contemplated hereby will be borne by Stockholder on behalf of MDI, and all expenses incurred by USD or Acquisition in connection with the transactions contemplated hereby will be borne by USD, except that USD shall bear all filing fees payable with respect to filings required by the HSR Act and if this Agreement is terminated other than pursuant to Section 7.5(d) the Stockholder shall reimburse
                         --------------
        USD for one-half of such filing fees.

                  (b)  TERMINATION FEE.  If this Agreement is terminated (A)
                       ---------------
        pursuant to Section 7.5(e), (B) pursuant to Section 7.5(c) as a result
                    --------------                  -------------
        of an intentional or willful breach by Stockholder or MDI of any representation, warranty or covenant by either of them contained herein, or (C) pursuant to Section 7.5 (c) as a result of the breach
                               ----------------
        by Stockholder of any representation or warranty contained in Section
                                                                      -------
        4.2, then Stockholder and MDI shall jointly and severally pay USD an
        ---
        amount equal to $1,000,000 if so terminated pursuant to Section 7.5(e)
                                                                --------------
        and $500,000 if so terminated pursuant to Section 7.5(c).  If this
                                                  --------------
        Agreement is terminated (A) pursuant to Section 7.5(d) as a result of
                                                --------------
        an intentional or willful breach by USD or Acquisition of any representation, warranty or covenant by either of them contained herein or (B) pursuant to Section 7.5(d) as a result of any breach by
                                   --------------
        USD of any representation or warranty contained in Section 3.2, then
                                                           -----------
        USD shall pay Stockholder $500,000.  Any amount payable under this
        Section 8.7(b) shall be payable in accordance with Section 8.7(d).
        --------------                                     --------------
                  (c)  CALCULATION.  Each party agrees that the actual damages
                       ------------
        accruing to the other party from termination of this Agreement pursuant to those termination provisions referenced in this Section
                                                                    --------
        8.7 are incapable of precise estimation and would be difficult to
        ---
        prove, and that the damages stipulated herein bear a reasonable relationship to the potential injury likely to be sustained in the event of termination pursuant to such occurrence. The payments stipulated in this Section 8.7 are intended by the parties to provide
                           ------------
        just compensation in the event of termination and is not intended to constitute a penalty for nonperformance.

                  (d)  TIME OF PAYMENT.  Any payment required to be made
                       ---------------
        pursuant to this Section 8.7 shall be made to the party entitled to
                         -----------
        payment not later than five business days after the occurrence of the event for which the party is entitled to payment as provided for herein. All payments required to be made pursuant to this Section 8.7
                                                                   ----------
        shall be made by wire transfer of immediate available funds to an account designated by the party entitled to payment.

             8.8  HEADINGS.  The section and other headings contained in this
                  --------
        Agreement are for reference purposes only and shall not affect the meaning or interpretation of any provisions of this Agreement.

             8.9  COUNTERPARTS.  This Agreement may be executed in any number
                  -------------
        of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. Any telecopied counterpart of a manually executed original shall be deemed a manually executed original.

             8.10 LITIGATION; PREVAILING PARTY.  In the event of any
                  ----------------------------
        litigation with regard to this Agreement, the prevailing party with respect to a claim shall be entitled to receive from the non-prevailing party with respect to such claim and such non-prevailing party shall pay upon demand all reasonable fees and expenses of counsel for such prevailing party.

             8.11 INJUNCTIVE RELIEF.  It is possible that remedies at law may
                  -----------------
        be inadequate and, therefore, the parties hereto shall be entitled to equitable relief including, without limitation, injunctive relief, specific performance or other equitable remedies in addition to all other remedies provided hereunder or available to the parties hereto at law or in equity.

             8.12 GOVERNING LAW.  This Agreement has been entered into and
                  -------------
        shall be construed and enforced in accordance with the laws of the State of Delaware without reference to the choice of law principles thereof.

             8.13 JURISDICTION AND VENUE.  This Agreement shall be subject to
                  ----------------------
        the exclusive jurisdiction of the courts of the State of Florida. The parties to this Agreement agree that any breach of any term or condition of this Agreement shall be deemed to be a breach occurring in the State of Florida by virtue of a failure to perform an act required to be performed in the State of Florida and irrevocably and expressly agree to submit to the jurisdiction of the courts of the State of Florida for the purpose of resolving any disputes among the parties relating to this Agreement or the transactions contemplated hereby. The parties irrevocably waive, to the fullest extent permitted by law, any objection which they may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement, or any judgment entered by any court in respect hereof brought in the State of Florida, and further irrevocably waive any claim that any suit, action or proceeding brought in the State of Florida has been brought in an inconvenient forum.

             8.14 OBLIGATIONS OF MDI.  Notwithstanding any provision to the
                  ------------------
        contrary set forth herein, after the Effective Time, Stockholder: (i) shall be solely responsible for all representations, warranties, covenants and agreements of MDI set forth herein, as if Stockholder (and not MDI) had made such representations, warranties, covenants and agreements, and Stockholder shall cause MDI not to breach any such representation or warranty or violate any such covenant or agreement; and (ii) irrevocably waives any right that it may have to seek indemnity or contribution or any similar remedy from MDI with respect to any such matter.



                           [SIGNATURES BEGIN ON NEXT PAGE]

             IN WITNESS WHEREOF, the parties hereto have each executed and delivered this Agreement as of the day and year first above written.

                                      USD
                                      ----

                                      US DIAGNOSTIC INC.


                                      By:/s/ Jeffrey Goffman
                                         ------------------------------------
                                      Name: Jeffrey Goffman
                                     Title: CEO

                                      777 South Flagler Drive
                                      Suite 1006-W
                                      West Palm Beach, Florida 33401


                                      ACQUISITION
                                      -----------

                                      MDI ACQUISITION CORPORATION


                                      By: Jeffrey Goffman
                                         ------------------------------------
                                      Name: Jeffrey Goffman
                                      Title: President

                                      777 South Flagler Drive
                                      Suite 1006-W
                                      West Palm Beach, Florida 33401



                          [SIGNATURES CONTINUE ON NEXT PAGE]

                                      STOCKHOLDER
                                      -----------

                                      ADVANCED NMR SYSTEMS, INC.


                                      By:/s/ Jack Nelson
                                         ------------------------------------
                                      Name: Jack Nelson
                                      Title:  Chairman

                                      46 Jonspin Road
                                      Wilmington, Massachusetts  01887


                                      MDI
                                      ---

                                      MEDICAL DIAGNOSTICS, INC.



                                      By: /s/ Jack Nelson
                                         ------------------------------------
                                      Name: Jack Nelson
                                      Title: Chairman

                                      46 Jonspin Road
                                      Wilmington, Massachusetts  01887